                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Executive Risk Inc.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1)  Title of each class of securities to which transaction applies:.........

    2)  Aggregate number of securities to which transaction applies:............

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):...........................................................

    4)  Proposed maximum aggregate value of transaction:........................

    5)  Total fee paid:.........................................................

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

    2)  Form, Schedule or Registration Statement No:

    3)  Filing Party:

    4)  Date Filed:

                          [EXECUTIVE RISK Letterhead]

                                                                  March 31, 1997

To the Stockholders of Executive Risk Inc.:


     You are cordially invited to attend the Annual Meeting of Stockholders of Executive Risk Inc. ("Executive Risk" or the "Company") to be held at 10:00 a.m. on Friday, May 9, 1997, at the Avon Old Farms Inn at the intersection of Route 44 and Nod Road, Avon, Connecticut. Stockholders will be asked to consider and vote upon the election of directors and the appointment of auditors for 1997, as well as on the amendment and restatement of the Certificate of Incorporation, primarily to remove the authorization of certain classes of capital stock no longer outstanding, and the approval of the Company's Performance Share Plan, Nonqualified Stock Option Plan and Incentive Compensation Plan (Pool A), in each case as amended and restated to provide for the tax deductibility of all compensation paid under those Plans. A report on the current affairs of Executive Risk also will be presented at the meeting, and you will have an opportunity for questions and comments.


     We look forward to welcoming you to this year's stockholders' meeting. WHETHER OR NOT YOU PLAN TO ATTEND, WE ASK THAT YOU PARTICIPATE IN THE MEETING BY COMPLETING, SIGNING AND RETURNING THE ENCLOSED PROXY AS SOON AS POSSIBLE. This will not limit your right to attend the meeting, and if you are able to join us, your signed Proxy will not limit your right to vote in person at the meeting.

     For your benefit, enclosed is a copy of Executive Risk's Annual Report for 1996, which includes the financial statements. We hope this material is of value to you, and we thank you for your interest in Executive Risk.
                                          Sincerely,

                                          /s/ LEROY A. VANDER PUTTEN

                                          LeRoy A. Vander Putten
                                          Chairman and Chief Executive Officer

ROY VANDER PUTTEN                              82 HOPMEADOW STREET
CHAIRMAN AND                                   POST OFFICE BOX 2002
CHIEF EXECUTIVE OFFICER                        SIMSBURY, CONNECTICUT 06070-7683
EXECUTIVE RISK INC.                            860-408-2000

                           EXECUTIVE RISK Letterhead

                              EXECUTIVE RISK INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 9, 1997

                                                                  March 31, 1997

To the Stockholders of Executive Risk Inc.:

     Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Executive Risk Inc., a Delaware corporation (the "Company"), will be held at the Avon Old Farms Inn, Route 44 and Nod Road, Avon, Connecticut, on Friday, May 9, 1997 at 10:00 a.m. for the following purposes:

     Item 1. To elect one (1) director to hold office until the 1998 Annual Meeting of Stockholders and four (4) directors to hold office until the 2000 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;


     Item 2. To approve the Company's Amended and Restated Certificate of Incorporation, as amended and restated to (a) provide for a Board of Directors of at least seven and no more than eleven directors, as determined by the Board from time to time, and (b) remove the provisions relating to the Class A 7 1/2% Cumulative Convertible Preferred Stock and the Class B Common Stock;


     Item 3. To approve the Company's Performance Share Plan, as amended and restated effective as of January 1, 1997, so as to qualify all compensation under such Plan for deduction under Section 162(m) of the Internal Revenue Code;


     Item 4. To approve the Company's Incentive Compensation Plan (Pool A), as amended and restated effective as of January 1, 1997, so as to qualify all compensation under such Plan for deduction under
             Section 162(m) of the Internal Revenue Code;


     Item 5. To approve the Company's Nonqualified Stock Option Plan, as amended and restated, so as to qualify all compensation under such Plan for deduction under Section 162(m) of the Internal Revenue Code;

     Item 6. To ratify the appointment of Ernst & Young LLP, independent public accountants, as the Company's auditors for the year 1997; and

to transact such other business as may properly be brought before the meeting or any adjournment thereof. The Board of Directors has fixed the close of business on March 19, 1997, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Enclosed are a Proxy Statement, a form of Proxy and an addressed return envelope. ALL STOCKHOLDERS, WHETHER OR NOT THEY EXPECT TO BE PRESENT AT THE MEETING, ARE REQUESTED TO DATE AND SIGN THE PROXY AND TO RETURN IT AS SOON AS POSSIBLE IN THE ADDRESSED ENVELOPE PROVIDED. STOCKHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON.

                                          By Order of the Board of Directors

                                          /s/ JAMES A FITZPATRICK, JR.
                                          James A. FitzPatrick, Jr.
                                          Secretary

                              EXECUTIVE RISK INC.
                              82 HOPMEADOW STREET
                          SIMSBURY, CONNECTICUT 06070
                                 (860) 408-2000

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS


     The enclosed Proxy is solicited on behalf of the Board of Directors of Executive Risk Inc., a Delaware corporation, for use at the 1997 Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 a.m. on Friday, May 9, 1997, at the Avon Old Farms Inn, Route 44 at the intersection of Nod Road, Avon, Connecticut. Executive Risk Inc. is the parent corporation of Executive Re Inc., which it acquired on January 1, 1994; unless otherwise indicated, references to the "Company" in this Proxy Statement shall mean Executive Re Inc. with respect to any period prior to January 1, 1994 and Executive Risk Inc. with respect to any period on and after such date. The Company's principal executive offices are located at 82 Hopmeadow Street, Simsbury, Connecticut 06070. The approximate date on which the Proxy Statement and the accompanying Proxy are first being sent to stockholders is March 31, 1997.


     Proxies are being solicited from holders of the Company's common stock, par value $0.01 per share (the "Common Stock"). If the Proxy is properly executed and returned, the shares represented thereby will be voted and, where specification is made by the stockholder as provided therein, will be voted in accordance with such specification. The Proxy may be revoked by delivering to the Secretary of the Company an instrument of revocation at any time prior to the voting thereof or by presentation at the Annual Meeting of a duly executed proxy bearing a later date. In addition, stockholders of record who attend the Annual Meeting may vote in person even though they have submitted a Proxy, in which event the Proxy will be deemed to have been revoked.


     The Board of Directors has fixed the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting as March 19, 1997. As of the record date, the Company had 9,329,307 shares of Common Stock outstanding and eligible to vote.


     The Company will bear the entire cost of preparing, assembling, printing and mailing this Proxy Statement, the accompanying Proxy and any additional material which may be furnished to stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians to forward to beneficial owners of stock held in their names. The solicitation of Proxies will be made by the use of the mails and through direct communication with certain stockholders or their representatives by officers, directors and employees of the Company, who will receive no additional compensation therefor. The Company has engaged Corporate Investor Communications, Inc. to distribute materials to brokerage houses, fiduciaries, custodians and other nominee holders. The Company will pay less than $3,500, plus out-of-pocket expenses, for their services.

VOTING RIGHTS

     Holders of Common Stock are entitled to one vote per share of stock held on each matter that is voted on at the Annual Meeting. There is no cumulative voting. The presence at the Annual Meeting, in person or by Proxy, of the holders of a majority of the shares of Common Stock outstanding and entitled to vote shall constitute a quorum. The votes required with respect to each of the items to be considered by stockholders are set forth in the discussion of each item herein.


     Unless contrary instructions are indicated on the Proxy, all shares of Common Stock represented by valid Proxies will be voted as follows: (a) FOR the election of the nominees to the Board of Directors, (b) FOR the approval of the Amended and Restated Certificate of Incorporation, as amended to provide for a Board of Directors of not less than seven and not more than eleven members and to remove all provisions relating to a series of preferred stock and a class of common stock no longer outstanding, (c) FOR the approval of the Company's Performance Share Plan, as amended and restated, (d) FOR the approval of the Company's Incentive Compensation Plan (Pool A), as amended and restated, (e) FOR the approval of the Company's

Nonqualified Stock Option Plan, as amended and restated, (f) FOR the ratification of the appointment of the Company's independent auditors for 1997, all as set forth on the Proxy and described below, and (g) voted in the discretion of the person or persons holding the Proxies in respect of such other business, if any, as may properly be brought before the Annual Meeting. As of the date hereof, the Board of Directors knows of no business that will be presented for consideration at the Annual Meeting other than those matters referred to herein. If you give specific instruction by marking the boxes on the Proxy, your shares will be voted in accordance with such instructions.

ITEM 1: ELECTION OF ONE DIRECTOR IN CLASS II TO A TERM EXPIRING AT THE 1998 ANNUAL MEETING AND FOUR DIRECTORS IN CLASS I TO TERMS EXPIRING AT THE 2000 ANNUAL MEETING


     The Certificate of Incorporation as currently in effect provides for a Board of Directors consisting of thirteen persons. (See "Item 2: Approval of the Company's Certificate of Incorporation, as Amended and Restated.") On the date of this Proxy Statement, the following ten persons serve as directors of the
Company: Gary G. Benanav, Barbara G. Cohen, John G. Crosby, Patrick A. Gerschel, Peter Goldberg, Robert H. Kullas, Michael D. Rice, Joseph D. Sargent, Stephen J. Sills and LeRoy A. Vander Putten, and there are three vacancies. The Board of Directors is divided into three classes, each of which serves a term of three years. The Class I directors consist of Messrs. Crosby, Gerschel, Goldberg and Kullas, each of whose terms expires at the Annual Meeting and each of whom has been nominated for reelection to a term ending at the 2000 Annual Meeting. The Class II directors currently consist of Messrs. Benanav, Rice and Vander Putten, and the term of the Class II directors expires at the 1998 Annual Meeting. Mr. Vander Putten has announced his retirement from the Board, effective as of May 30, 1997. Robert V. Deutsch, the Company's Executive Vice President, Chief Financial Officer, Chief Actuary and Treasurer, has been nominated for election at the Annual Meeting as a Class II director. The Class III directors consist of Ms. Cohen and Messrs. Sargent and Sills, and their term of office expires at the 1999 Annual Meeting. Vacancies within any Class may be filled by a majority vote of the Board of Directors.


DIRECTOR BIOGRAPHIES

     Biographical summaries of those persons who are members of the Board of Directors, or who are nominees for election at the Annual Meeting, follow below. Data with respect to shares of the Company's Common Stock beneficially owned by each of them, directly or indirectly, as of March 1, 1997 appears later in this Proxy Statement.

     LeRoy A. Vander Putten (62). Mr. Vander Putten has been a director of the Company and its Chief Executive Officer since January 1988. He also served as the Company's Chairman from January 1988 through December 1993, and he resumed the office of Chairman in August 1994. He was the Company's President from January 1988 until August 1994. Mr. Vander Putten served as Chairman, President and Chief Executive Officer of Executive Risk Indemnity Inc. ("ERII") beginning in January 1988 and of Executive Risk Specialty Insurance Company ("ERSIC") beginning in November 1991. In January 1994, his title with ERII and ERSIC became President and Chief Executive Officer, and in August 1994, his title became Chairman and Chief Executive Officer for both ERII and ERSIC. He has served as a member of the Partnership Committee of Executive Risk Management Associates ("ERMA") since 1988. Mr. Vander Putten has announced his retirement as a director and officer of the Company and its subsidiaries, effective as of May 30, 1997.

     Robert H. Kullas (52). Mr. Kullas has served as a director of the Company, ERII and ERSIC, and Chairman of the Partnership Committee of ERMA, since January 1994. Since April 1996 he has been the Vice Chairman and Chief Operating Officer of the Company, ERII and ERSIC. From January 1994 until August 1994, his title was Chairman of the Board of each of the Company, ERII and ERSIC, and from August 1994 through April 1996 he was President and Chief Operating Officer for each of the Company, ERII and ERSIC. Prior to 1993, Mr. Kullas held various financial and planning positions in the Life, Financial and Commercial Insurance Divisions at Aetna Life & Casualty Company ("AL&C"), including his last position, from 1991 through 1993, as Vice President-Finance and Treasurer. Mr. Kullas will become

Chairman of the Company and Co-Chairman of ERII and ERSIC, effective upon Mr. Vander Putten's retirement on May 30, 1997.

     Stephen J. Sills (48). Mr. Sills has served as a director of the Company since December 1986. He has been the President and Chief Underwriting Officer of the Company, ERII and ERSIC since April 1996, and served as Executive Vice President and Chief Underwriting Officer from November 1990 until April 1996. Prior to serving as Executive Vice President, Mr. Sills served as Senior Vice President of the Company and of ERII from December 1986 and April 1987, respectively. Mr. Sills has served as a director of ERII and ERSIC since February 1987 and December 1991, respectively. Mr. Sills also has served as President, and a member of the Partnership Committee, of ERMA since January 1988. Effective May 30, 1997, Mr. Sills will become Chief Executive Officer of the Company and Co-Chairman of ERII and ERSIC.

     Robert V. Deutsch (37). Mr. Deutsch has been nominated for election to a Class II directorship for a term expiring at the 1998 Annual Meeting. He has served as Executive Vice President, Chief Financial Officer, Chief Actuary and Treasurer of the Company, ERII and ERSIC since April 1996, prior to which he had served as Senior Vice President, Chief Financial Officer, Chief Actuary and Treasurer since November 1990. Mr. Deutsch will become President of ERII and ERSIC and Executive Vice President of ERMA on May 30, 1997.

     Gary G. Benanav (51). Mr. Benanav has served as a director of the Company and of ERII since April 1988 and a director of ERSIC since December 1991, and has been a member of the Partnership Committee of ERMA since January 1994. Since October 1996 he has been Chief Operating Officer of ProHealth Physicians MSO, Inc., a Farmington, CT medical management services organization, and since January 1, 1997, he has been Chief Executive Officer of Aeris Ventures, LLC, West Hartford, CT, a venture capital firm. Prior to October 1996 he served as Executive Vice President of AL&C and head of AL&C's property/casualty lines, positions held since December 1993. From April 1992 through December 1993, he served as Group Executive responsible for Aetna Life Insurance and Annuity Company and Aetna International. He also serves as a director of Barnes Group, Inc., Bristol, CT.

     Barbara G. Cohen (44). Ms. Cohen has served as a director of the Company, ERII and ERSIC since May 1996. Since 1993 Ms. Cohen has been President of Kannon Consulting, a Chicago-based marketing consulting firm. From 1991 to 1993 she was a senior partner at Cambridge Group, Inc. and, prior to that, a partner in the Marketing and Strategy practice of Booz, Allen & Hamilton, Inc.

     John G. Crosby (53). Mr. Crosby has served as a director of the Company since 1987 and as a director of ERII and ERSIC, and a member of the Partnership Committee of ERMA, since January 1994. Mr. Crosby is currently President and Managing Director of the investment banking firm, Madison Partners, Inc., a position he has held since September 1995. He served as Managing Director of LSG Advisors ("LSG"), an investment banking firm and a division of Societe General Securities Corp., from May 1993 through August 1995. From 1990 through May 1993, Mr. Crosby served as Managing Director of The Lodestar Group ("Lodestar"), predecessor to LSG.

     Patrick A. Gerschel (50). Mr. Gerschel has served as a director of the Company and of ERII since July 1990, as a director of ERSIC since December 1991 and as a member of the Partnership Committee of ERMA since January 1994. Mr. Gerschel has served as Chairman of Gerschel & Co., a merchant banking firm, since 1980 and as Chairman of Residential Company of America since 1996.

     Peter Goldberg (60). Mr. Goldberg has served as a director of the Company, ERII and ERSIC, and a member of the Partnership Committee of ERMA, since May 1994. Mr. Goldberg has served as Chairman and a director of Calco Insurance Brokers & Agents, Inc. since 1993. Since 1993, Mr. Goldberg also has served as President and a director of California Casualty Management Company ("CCMC") and from 1980 to 1993 was Executive Vice President and a director of CCMC.

     Michael D. Rice (54). Mr. Rice has served as a director of the Company since 1986. He has also served as a director of ERII and ERSIC, and a member of the Partnership Committee of ERMA, since January 1994. Mr. Rice has served as President of Aon Specialty Group, an insurance brokerage firm, since 1989.

     Joseph D. Sargent (67). Mr. Sargent has served as a director of the Company, ERII and ERSIC since December 1986, February 1987 and December 1991, respectively. He has also served as a member of the Partnership Committee of ERMA since January 1994. Mr. Sargent currently serves as Chairman of Connecticut Surety Corporation, a position he has held since December 1992. Mr. Sargent served as Chairman, and later as Vice Chairman, of Conning & Company, an investment banking firm, from 1991 to 1995 and as its Chairman and Chief Executive Officer from 1988 to 1991. Mr. Sargent is a director of Trenwick Group Inc., E.W. Blanch Holdings, Policy Management Systems Corporation, Mutual Risk Management Ltd. and MMI Companies, Inc.

MEETINGS OF THE BOARD OF DIRECTORS

     The Board of Directors had six meetings during fiscal 1996. In addition, various Committees of the Board met an aggregate of thirty-one times during 1996. Each incumbent director of the Company attended at least 75% of the aggregate meetings of the Board of Directors and of the Committees thereof of which he or she was a member during 1996.

COMMITTEES OF THE BOARD OF DIRECTORS

     The standing committees of the Board of Directors are the Executive Committee, the Audit Committee, the Committee on Directors and Compensation (the "Compensation Committee") and the Finance Committee. The Executive Committee has responsibility for the management of the business and affairs of the Company between regular meetings of the Board and does not have a regular meeting schedule. The members of the Executive Committee are Messrs. Vander Putten (Chairman), Kullas, Rice and Sargent. The Company's Executive Committee held two meetings in fiscal 1996.

     The Audit Committee has responsibility for reporting to the Board concerning such Committee's review of the Company's financial condition. The members of the Audit Committee are Messrs. Gerschel, Goldberg and Sargent (Chairman). The Company's Audit Committee held four meetings in fiscal 1996.


     The Compensation Committee has responsibility for identifying and recommending to the Company's stockholders nominees to its Board of Directors, and for administering the Company's employee benefits plans and determining compensation for its officers. The members of the Compensation Committee are Messrs. Crosby (Chairman), Gerschel and Sargent. The Committee will consider candidates for the Board recommended by stockholders. Recommendations should be submitted in writing to the Secretary of the Company and should identify the nominee by name and provide pertinent biographical information. A stockholder recommendation must be received at least 90 days prior to the date of the Annual Meeting of Stockholders. The Compensation Committee held six meetings in 1996.


     The Finance Committee has responsibility for the investing and reinvesting of funds of the Company, including purchasing, selling, transferring, voting proxies for and converting stocks, bonds, notes and other securities. The members of the Finance Committee are Messrs. Benanav (Chairman), Crosby and Vander Putten. The Committee met six times during fiscal 1996.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company maintained during 1996, and continues to maintain as of the date hereof, certain relationships with The Aetna Casualty and Surety Company ("AC&S"). See "Compensation Committee Interlocks and Insider Participation" below.


     In connection with the exercise of expiring stock options, the Compensation Committee approved in December 1995 Company loans in the principal amounts of $1,100,000, $400,000 and $500,000, respectively, for Messrs. Vander Putten, Sills and Deutsch. Each such Company loan, evidenced by a Promissory Note of the named officer, called for the accrual of interest at the rate of 7.25% per annum. Originally scheduled to mature on September 3, 1996, the due date for each Note was extended to March 17, 1997 because the original maturity fell within the "lock-up" period agreed to in connection with a June 1996 secondary offering of Common Stock. While outstanding, each Promissory Note was secured by a Pledge Agreement, pursuant to which all shares acquired through the exercise of the options were pledged as collateral for the full repayment of the loans. The Promissory Notes were paid in full in March, 1997.


LEGAL COUNSEL

     James A. FitzPatrick, Jr., Secretary of the Company, is a partner in the law firm of Dewey Ballantine, which provides legal services to the Company.

RECOMMENDATION

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF ROBERT V. DEUTSCH AS A CLASS II DIRECTOR, TO HOLD OFFICE UNTIL THE 1998 ANNUAL MEETING, AND JOHN G. CROSBY, PATRICK A. GERSCHEL, PETER GOLDBERG AND ROBERT H. KULLAS AS CLASS I DIRECTORS, TO HOLD OFFICE UNTIL THE 2000 ANNUAL MEETING, AND UNTIL THEIR RESPECTIVE SUCCESSORS ARE ELECTED AND QUALIFIED. Assuming the presence of a quorum, the directors shall be elected by a plurality of the votes cast by the holders of shares of Common Stock present and entitled to vote on this item at the Annual Meeting. Instructions on the accompanying proxy card to withhold authority to vote for one or more of the nominees will result in the respective nominees receiving fewer votes. Under applicable Delaware law, in tabulating the vote, broker nonvotes will have no effect on the vote.

BENEFICIAL OWNERSHIP OF STOCK

     The following table sets forth, as of March 1, 1997, certain information regarding the beneficial ownership of the Common Stock by (i) each of the Company's directors and executive officers and all directors and executive officers of the Company as a group, and (ii) each person, other than a director, known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock. "Beneficial ownership" for these purposes includes stock which any person listed below has the right to acquire within 60 days, but does not include any fee options to be granted under the Directors Stock Option Plan. (See "Executive Compensation -- Director Compensation.") Unless otherwise indicated, each person or entity named below has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by such person or entity, subject to community property laws where applicable and the information set forth in the footnotes to the table below.


                                                                                      PERCENT OF
                                                               NUMBER OF SHARES         COMMON
                            NAME                                OF COMMON STOCK        STOCK(1)
------------------------------------------------------------  -------------------   ---------------
DIRECTORS AND OFFICERS
Gary G. Benanav(2)..........................................          11,611                 *
Barbara G. Cohen(3).........................................             114                 *
John G. Crosby(4)...........................................          12,991                 *
Robert V. Deutsch(5)........................................         306,426               3.3
Patrick A. Gerschel(6)......................................         731,823               7.8
Peter Goldberg(7)...........................................           4,761                 *
Robert H. Kullas(8).........................................         119,130               1.3
Michael D. Rice(9)..........................................           7,939                 *
Joseph D. Sargent(10).......................................          38,522                 *
Stephen J. Sills(11)........................................         355,900               3.8
LeRoy A. Vander Putten(12)..................................         420,683               4.3
All officers and directors as a group(11 persons)(13).......       2,009,900              19.3


---------------
  *  Less than one percent.

PERSON(S) OWNING MORE THAN 5% OF THE OUTSTANDING
COMMON STOCK, OTHER THAN DIRECTORS OR OFFICERS

Denver Investment Advisors LLC(14)..........................         595,410               6.4
Fiduciary Trust Company International(15)...................         542,450               5.8
First Chicago NBD Corporation(16)...........................         466,500               5.0
Mellon Bank Corporation(17).................................         810,000               8.7

---------------
 (1) Percentages based upon 9,329,307 shares of Common Stock outstanding (10,443,728 issued, net of 1,114,421 shares owned by the Company in treasury) and adjusted in each case by the number of shares each owner has the right to acquire within the 60 day period ending April 30, 1997.

 (2) Includes 9,606 shares of Common Stock issuable upon exercise of options currently exercisable or becoming exercisable within the 60 day period ending April 30, 1997.

 (3) Includes 114 shares of Common Stock issuable upon exercise of options currently exercisable or becoming exercisable within the 60 day period ending April 30, 1997.

 (4) Includes 9,386 shares of Common Stock issuable upon exercise of options currently exercisable or becoming exercisable within the 60 day period ending April 30, 1997.

 (5) Includes 296,271 shares of Common Stock issuable upon exercise of options currently exercisable or becoming exercisable within the 60 day period ending April 30, 1997.

 (6) The address for Mr. Gerschel, who is a 5% stockholder as well as a director, is: c/o Gerschel & Company,720 Fifth Avenue, New York, NY 10019. Share total includes 17,000 shares of Common

     Stock owned by an affiliated entities. Also includes 10,953 shares of Common Stock issuable upon exercise of options currently exercisable or becoming exercisable within the 60 day period ending April 30, 1997.

 (7) Includes 3,756 shares of Common Stock issuable upon exercise of options currently exercisable or becoming exercisable within the 60 day period ending April 30, 1997. Excludes 25,000 shares of Common Stock beneficially owned by California Casualty Indemnity Exchange, with which Mr. Goldberg is affiliated.

 (8) Includes 116,125 shares of Common Stock issuable upon exercise of options currently exercisable or becoming exercisable within the 60 day period ending April 30, 1997.

 (9) Includes 7,971 shares of Common Stock issuable upon exercise of options currently exercisable or becoming exercisable within the 60 day period ending April 30, 1997.

(10) Includes 7,517 shares of Common Stock issuable upon exercise of options currently exercisable or becoming exercisable within the 60 day period ending April 30, 1997. Includes 3,500 shares owned by Mr. Sargent's wife and 5,400 shares owned by an affiliated trust, as to which Mr. Sargent disclaims beneficial ownership.

(11) Includes 316,720 shares of Common Stock issuable upon exercise of options currently exercisable or becoming exercisable within the 60 day period ending April 30, 1997.

(12) Includes 323,744 shares of Common Stock issuable upon exercise of options currently exercisable or becoming exercisable within the 60 day period ending April 30, 1997.

(13) Includes 1,102,163 shares of Common Stock issuable upon exercise of options currently exercisable or becoming exercisable within the 60 day period ending April 30, 1997.


(14) Based upon filing on SEC Schedule 13G, dated January 28, 1997. The address of this stockholder is as follows: Denver Investment Advisors LLC, 1225 17th Street, 26th Floor, Denver, CO 80202.



(15) Based upon filing on SEC Schedule 13G, dated January 28, 1997. The address of this stockholder is as follows: Fiduciary Trust Company International, Two World Trade Center, New York, NY 10048.



(16) Based upon filing on SEC Schedule 13G, dated February 4, 1997. The address of this stockholder is as follows: First Chicago NBD Corporation, One First National Plaza, Chicago, IL 60670.



(17) Based upon filing on SEC Schedule 13G, dated January 29, 1997. The address of this stockholder is as follows: Mellon Bank Corporation, One Mellon Bank
                                        Center, Pittsburgh, PA 15258.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's executive officers and directors, and persons who own 10% or more of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. Based solely upon a review of Forms 3 and 4 furnished to the Company pursuant to Rule 16a-3 of the SEC prior to the date of this Proxy Statement, and Forms 5 furnished with respect to the 1996 fiscal year, Peter Goldberg is the only reporting person to have made a late filing under Section 16(a). Mr. Goldberg filed one Form 4 for October 1995 and one Form 4 for November 1995 reporting sale transactions by his affiliated company, California Casualty, which were reported late due to inadvertance.

                             EXECUTIVE COMPENSATION

  SUMMARY COMPENSATION TABLE

     The following table summarizes the compensation for services rendered in all capacities to the Company and its subsidiaries during the past three completed fiscal years by the Company's Chief Executive Officer and all other executive officers of the Company (the "executive officers").

                                                                          LONG TERM
                                                                         COMPENSATION
                                                                            AWARDS
                                                                         ------------
                                                                          NUMBER OF
                                            ANNUAL COMPENSATION           SECURITIES
                                      --------------------------------    UNDERLYING        ALL OTHER
    NAME AND PRINCIPAL POSITION       YEAR     SALARY($)   BONUS($)(1)    OPTIONS(#)    COMPENSATION($)(2)
------------------------------------  ----     ---------   -----------   ------------   ------------------
LeRoy A. Vander Putten..............  1996      342,321      365,500         40,309           105,710
  Chairman and Chief                  1995      320,417      166,800         23,810           400,633
  Executive Officer                   1994      310,106      166,200              0            22,900

Robert H. Kullas....................  1996      329,321      221,600         16,500            66,744
  Vice Chairman and Chief             1995      307,417      131,100              0            66,192
  Operating Officer                   1994      297,000      130,400        112,000            44,244

Stephen J. Sills....................  1996      329,321      301,900         35,547           109,158
  President and Chief                 1995      307,417      131,100         19,048            98,951
  Underwriting Officer                1994      297,096      130,400              0           102,813

Robert V. Deutsch...................  1996      292,321      267,800         30,785            83,439
  Executive Vice President,           1995      270,417      116,100         14,286            81,023
  Treasurer, Chief Financial Officer  1994      260,219      114,000              0            81,851
  and Chief Actuary

---------------

(1) The 1996 bonuses include payments received in February 1997, related to incentives which were awarded in 1994, subject to the Company's loss ratio performance for the 1993 loss year determined as of December 31, 1996. Such payments were $102,500, $80,300 and $70,400 for, respectively, Messrs. Vander Putten, Sills and Deutsch. In addition to the bonus amounts disclosed above, each executive officer may be entitled to bonus payments related to loss ratio performance with respect to report years 1994, 1995 and 1996, to be determined as of December 31, 1997, 1998 and 1999, respectively, and paid in February of the following year. Each such payment amount, if any, will be disclosed in the Company's annual proxy statement for the year in which it becomes finally determinable. See "Compensation Committee Report" below.


(2) All amounts under this column for 1996 represent retirement and matching contributions made by the Company under its tax-qualified and supplemental defined contribution pension plans, except that for Mr. Vander Putten, the amount includes $18,401 paid by the Company as the annual premium for a split-dollar life insurance policy issued and maintained on his behalf.

STOCK OPTION GRANTS IN FISCAL 1996

     The following table sets forth information relating to the grant of stock options by the Company during 1996 to the executive officers.

                                                                 INDIVIDUAL GRANTS
                                  -------------------------------------------------------------------------------
                                               % OF TOTAL
                                  NUMBER OF     OPTIONS                 MARKET PRICE
                                  SECURITIES   GRANTED TO                PER SHARE
                                  UNDERLYING   EMPLOYEES    EXERCISE     ON DATE OF                  GRANT DATE
                                   OPTIONS     IN FISCAL      PRICE        GRANT       EXPIRATION   PRESENT VALUE
              NAME                 GRANTED        YEAR      ($/SHARE)    ($/SHARE)        DATE         ($)(1)
--------------------------------- ----------   ----------   ---------   ------------   ----------   -------------
LeRoy A. Vander Putten...........   16,500         7.53       26.00         29.75        3/13/06(3)    274,395
                                    23,809        10.86        8.97(2)      30.75        3/22/06       598,320

Robert H. Kullas.................   16,500         7.53       26.00         29.75        3/13/06(3)    274,395

Stephen J. Sills.................   16,500         7.53       26.00         29.75        3/13/06(3)    274,395
                                    19,047         8.69        8.97(2)      30.75        3/22/06       478,651

Robert V. Deutsch................   16,500         7.53       26.00         29.75        3/13/06(3)    274,395
                                    14,285         6.52        8.97(2)      30.75        3/22/06       358,982

---------------

(1) Based on the Black-Scholes option pricing model adapted for use in valuing employee stock options. The actual value, if any, an executive officer realizes will depend on the excess of the stock price over the exercise price on the date the options are exercised, so there is no assurance the value realized by an executive will be at or near the value estimated by the Black-Scholes model. The estimated present values disclosed in this column based on the Black-Scholes model assume a stock price volatility of .265, a risk-free rate of return of 6.36%, an estimated future dividend yield of 0.26%, and a weighted average expected life of 8.8 years. These assumptions were developed only for purposes of this disclosure, and do not constitute projections or representations by the Company as to the actual performance of the Common Stock.


(2) The exercise price for these options is equal to 30% of the average closing price of the Common Stock for the 30-day period immediately preceding the grant date, as provided for in the Company's 1991 IPO Stock Compensation Plan under which these options were granted. These options were immediately exercisable upon grant. See "Compensation Committee Report -- Stock Options and Performance Shares."

(3) These options vest and become exercisable in equal annual instalments of 4,125 shares on March 13th of the years 1997, 1998, 1999 and 2000.

AGGREGATED STOCK OPTION EXERCISES IN FISCAL 1996 AND FISCAL YEAR-END OPTION
VALUES

     There were no exercises of stock options by any of the executive officers during 1996. The following table shows the number and values of options held by the named executive officers as of December 31, 1996. The values of unexercised in-the-money stock options are included pursuant to SEC rules; there is no assurance that such values will in fact be realized.

                                                                                          VALUE OF UNEXERCISED
                             SHARES        VALUE         NUMBER OF UNEXERCISED          IN-THE-MONEY OPTIONS AT
                            ACQUIRED      REALIZED        OPTIONS AT 12/31/96                 12/31/96(1)
                              UPON          UPON      ----------------------------    ----------------------------
          NAME              EXERCISE      EXERCISE    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
-------------------------  -----------    --------    -----------    -------------    -----------    -------------
                               (#)          ($)           (#)             (#)             ($)             ($)
LeRoy A. Vander Putten...         --            --      266,619          69,500         6,596,352      1,402,903
Robert H. Kullas.........         --            --       84,000          44,500         2,100,000        881,500
Stephen J. Sills.........         --            --      259,595          69,500         6,259,918      1,402,903
Robert V. Deutsch........         --            --      239,146          69,500         5,876,639      1,402,903

---------------
(1) Stock options are classified as in-the-money if the fair market value of the underlying common stock exceeds the exercise price of the option. The value of such in-the-money options shown above is the difference between the exercise or base price and the fair market value of the underlying common stock as of December 31, 1996. The fair market value of the Common Stock on December 31, 1996, based on the December 31, 1996 closing price on the New York Stock Exchange, was $37.00 per share.

LONG-TERM INCENTIVE PLANS -- AWARDS DURING FISCAL 1996


     The Company's Performance Share Plan (the "PSP") for key employees was approved by stockholders at the 1996 Annual Meeting. The benefits available under the PSP are "Performance Share Units," which are expressed by reference to the Company's Common Stock (each Performance Share Unit being equal to one share of Common Stock). Performance Share Units entitle the recipient to a distribution of shares of Common Stock and/or a distribution of cash, as determined by the Compensation Committee based upon the achievement of pre-established Company financial objectives ("Performance Measures") for the performance period (the "Performance Period") established by the Committee. The following table summarizes grants made to the executive officers during the 1996 fiscal year under the PSP.



                                                        PERFORMANCE      ESTIMATED FUTURE PAYMENTS UNDER
                                                          PERIOD             NON-STOCK PRICE PLANS(1)
                                                           UNTIL        ----------------------------------
                                      NUMBER OF         MATURATION                                 MAXIMUM
                                   SHARES, UNITS OR         OR          THRESHOLD      TARGET         #
              NAME                 OTHER RIGHTS(1)       PAYOUT(2)      # SHARES      # SHARES     SHARES
---------------------------------  ----------------     -----------     ---------     --------     -------
LeRoy A. Vander Putten...........        5,500            1995-1997       2,750         5,500       8,250
                                         6,300            1996-1998       3,150         6,300       9,450
Robert H. Kullas.................        5,500            1995-1997       2,750         5,500       8,250
                                         6,300            1996-1998       3,150         6,300       9,450
Stephen J. Sills.................        5,500            1995-1997       2,750         5,500       8,250
                                         6,300            1996-1998       3,150         6,300       9,450
Robert V. Deutsch................        5,500            1995-1997       2,750         5,500       8,250
                                         6,300            1996-1998       3,150         6,300       9,450


---------------

(1) The actual number of Performance Share Units earned will depend upon the Company's degree of achievement under the applicable Key Performance Measures. The Performance Measures established by the Compensation Committee with respect to the awards listed in the table above are: return on equity ("ROE"), total shareholder return ("TSR") compared to a risk free return, TSR compared to that of a peer group determined by the Compensation Committee and growth in earnings per share compared against that of such peer group. The Compensation Committee has determined performance levels, and the relative weightings, applicable to each such Performance Measure in order to determine the number of Performance Share Units earned at the threshold, target and maximum performance levels. The number of Performance Share Units to be earned if the threshold, target and maximum performance levels are met for each Performance Measure are indicated in the table above (i.e., 50% earned at the threshold level, 100% at the target level and 150% at the maximum level, with interpolation used for actual performance between these levels). Failure to achieve a threshold level with respect to any Performance Measure will result in no award for that Performance Measure. Also, no Performance Share Units will be earned if, at the end of the relevant Performance Period, the Company has not achieved an ROE threshold established by the Compensation Committee. The ROE threshold in effect for the Performance Periods referred to in the table above is 10%. After the conclusion of each Performance Period, the Compensation Committee will determine the number of Performance Share Units earned, if any, and whether the award will be paid in cash or stock or a combination of both. Any part of an award paid in cash will be based upon the fair market value of the Common Stock on the day prior to the distribution.



(2) The awards granted on March 13, 1996 are for the Performance Period which runs from January 1, 1995 through December 31, 1997. Those granted on April 26, 1996 are for the Performance Period which runs from January 1, 1996 through December 31, 1998. In each case, awards were granted subject to stockholder approval of the Performance Share Plan, which was obtained at the Annual Meeting held on May 10, 1996.

EMPLOYMENT AGREEMENTS

     Each of Messrs. Vander Putten, Kullas, Sills and Deutsch currently has an employment agreement with the Company (the "Employment Agreements") effective through April 30, 1997. The Employment Agreements provide that each of the executive officers will serve the Company at annual salary rates which are currently $352,000, $339,000, $339,000 and $302,000 for Messrs. Vander Putten,
Kullas, Sills and Deutsch, respectively. The salaries have been subject to review for possible increase or decrease (within specified parameters) prior to August 31st of each year by the Compensation Committee. The Employment Agreements also provide that each executive officer will have the opportunity to earn additional annual compensation at the discretion of the Board of Directors, pursuant to the "variable merit pool" established by the Company from time to time and an annual cash bonus under an incentive compensation plan of the Company.

     The Employment Agreements include certain provisions that are effective in the event the employment of the executive officer is terminated by the Company other than for "cause" or by the executive officer for "good cause" (each as defined in the Employment Agreements). In such cases, the executive officer is entitled to (i) full vesting of all outstanding stock options and cash incentive compensation awards; (ii) a cash payment equal to his salary and variable merit pool amount for the remainder of his contract term or, if greater, two times his average annual base salary, variable merit pool amount and cash bonus for the preceding 24 months; and (iii) continuation of medical, pension and other benefits for the remainder of the contract term or, if greater, for 24 months.

     The Employment Agreements include special provisions which take effect upon a "change of control" of the Company (as defined in the Agreements). Upon a change of control, all stock options become fully vested and exercisable, with the proviso that, for those options granted to Messrs. Deutsch, Sills and Vander Putten in 1993 and to Mr. Kullas in 1994, such options become fully vested but each of the executive officers would be paid a lump sum cash amount in lieu of the right to exercise such stock options. The payment to be made to each executive officer is determined by the Board of Directors of the Company, but in no event is the payment to each executive officer to be less than a specified percentage of a "bonus pool" established under the Agreements. The specified minimum percentages are 20% for Messrs. Vander Putten, Sills and Deutsch and 10% for Mr. Kullas. The aggregate amount of the bonus pool is equal to 20% of the difference between the "purchase price" (as defined in the Employment Agreements) in the transaction resulting in the change of control and the book value of the Company as of March 31, 1993; such book value was approximately $95.5 million.

     The Company will pay each executive officer an amount necessary to reimburse him, on an after-tax basis, for any excise tax due under Section 4999 of the Internal Revenue Code as a result of any payment under the Agreements being treated as an "excess parachute payment" under Section 280G of the Internal Revenue Code.

     The Employment Agreements contain provisions, effective during the period of employment and for 24 months thereafter under certain circumstances, relating to noncompetition with the Company's business, nondisclosure of confidential information and nonsolicitation of the Company's or its subsidiaries' employees or officers by the executive officers. The Employment Agreements are not assignable by either party, but are binding upon successors of the Company.

     It is not anticipated that new employment agreements will be entered into upon the expiration of the Employment Agreements on April 30, 1997.

DIRECTOR COMPENSATION

     The Company maintains a compensation program for members of the Board of Directors who are not officers or employees of the Company ("Nonemployee Directors"). Under the program, each Nonemployee Director is entitled to an annual fee of $13,000, as well as fees of $2,000 for each meeting of the Board of Directors attended and $1,000 for each committee meeting attended. Any Nonemployee Director who serves as chairman of one of the standing committees of the Board of Directors is also entitled to a $3,000 annual fee.

Under the Company's Nonemployee Directors Stock Option Plan, which became effective March 22, 1994, each Nonemployee Director receives a portion of these fees in the form of stock options ("Fee Options"). The portion of each Nonemployee Director's compensation that is receivable in the form of Fee Options varies from 25% of such compensation (for Nonemployee Directors who are 60 and older) up to 75% (for those younger than 50). Such options are exercisable at a 70% discount to the grant date market value of the Company's Common Stock, with the total discount on all options granted equaling the portion of compensation allocated to Fee Options. During 1996, options for a total of 3,465 shares of Common Stock were granted as Fee Options under this Plan, with an average option price versus market price differential of approximately $22.50 per option.


     In addition to Fee Options, all Nonemployee Directors are eligible for options to purchase Common Stock ("Performance Options"), depending on the financial performance of the Company. Performance Options may be granted once each year, on the date of the Annual Meeting of Stockholders, and are exercisable at the fair market value on the grant date. On May 10, 1996, the 1996 Annual Meeting date, 7,777 Performance Options were granted in the aggregate under the Plan, with an exercise price of $30.75, the grant date market value.


     Officers or employees of the Company who serve on the Board of Directors receive no additional compensation for their services in that capacity.

PERFORMANCE GRAPH


     The following graph compares the change in the Company's cumulative total stockholder return on its Common Stock to the return for the S&P 500 Composite Stock Price Index and the S&P Property/Casualty Industry Group Stock Price Index since the Company's initial public offering on March 15, 1994.


                            CUMULATIVE TOTAL RETURN

      MEASUREMENT PERIOD           EXECUTIVE                       S&P PROP-
    (FISCAL YEAR COVERED)          RISK INC.        S&P 500        CASUALTY
3/15/94                                    100             100             100
6/30/94                                    108              96             100
12/31/94                                   119             101             109
6/30/95                                    159             121             121
12/31/95                                   244             138             147
6/30/96                                    322             152             154
12/31/96                                   312             170             179

COMPENSATION COMMITTEE REPORT

     The compensation of the Company's executive officers earned during 1996 was determined by the Compensation Committee, which is responsible for reviewing and making recommendations to the Board of Directors with respect to the Company's executive compensation and overall compensation policy, as well as for oversight and administration of the Company's stock option, incentive compensation, retirement and other benefit plans. This report discusses the executive compensation determinations made by the Compensation Committee with respect to the 1996 compensation of the Company's Chief Executive Officer, LeRoy A. Vander Putten, and its three other executive officers during 1996, Robert H. Kullas, Stephen J. Sills and Robert V. Deutsch.

I. Executive Compensation Philosophy. In general, the Company's executive compensation philosophy is that the interests of the Company's stockholders and the Company's executive officers should be aligned through the use of compensation programs that motivate and reward superior individual performance, within the context of overall corporate achievement. The goals of the Company's executive compensation program are to attract and ensure retention of executives whose abilities are critical to the success of the Company, to sustain a high level of corporate performance by establishing a relationship between executive compensation and the attainment of strategic objectives, and to align the interests of the executive officers with those of the Company's stockholders by basing an important part of total compensation on the long-term performance of the Company's Common Stock.

II. Components of Executive Compensation. The components of the 1996 compensation program for executive officers of the Company, including the Chief Executive Officer, consisted of salary, "variable merit pool" compensation, annual incentive bonuses, awards of stock-based compensation, including performance share units and options, and retirement plan benefits. The Performance Share Plan for the Company's senior management, including executive officers, was approved by stockholders in 1996.


     A. Annual Salary. Salaries for the Company's executive officers are initially set at levels which the Company believes will enhance its ability to attract and retain highly qualified key executives in a competitive environment. In setting annual salary levels, the Company considers an individual's level of responsibility as well as his individual talent and skills. It also takes into consideration recommendations of outside benefits consultants as well as executive officer salary surveys, including general surveys and surveys specific to the insurance industry, to determine appropriate base salary levels within the context of the Company's internal salary range structure. The salaries of the Company's executive officers for 1996 are set forth under the caption "Summary Compensation Table" above.


     The Compensation Committee continued in 1996 the variable compensation strategy previously instituted. Beginning in 1993, the Compensation Committee implemented a "variable merit pool" increase salary program for senior management, including the executive officers, in which all or a portion of annual salary increases are in the form of a one-time payment, which is made in August. These payments are funded from a variable merit pool which is determined by ranking the Company's annual financial performance relative to that of a peer group of companies. The funded variable merit pool is split into two components:
(1) an adjustment of base salary (fixed increase) and (2) a one-time award that must be re-earned each year (variable increase). The size of the pool is determined by the Compensation Committee based on the Company's percentile ranking in the peer group. The mix of fixed and variable increase awards for each individual is based on analysis of individual performance and independent salary survey information for the individual's equivalent position in peer companies. Under the variable merit pool program, executive officer salaries increased during 1996 by 9.7% over the previous year's salary. The Chief Executive Officer received an adjustment during 1996 equal to 9.1% of his previous year's salary, split equally between fixed and variable increase.


     B. Annual Incentive Compensation. Annual bonuses paid to executive officers under an Incentive Compensation Plan are a significant element of the Company's executive compensation program. This Incentive Compensation Plan is designed to reward senior management for the achievement of corporate goals, as well as to compensate senior management on the basis of the Company's financial results. Annual bonuses under this Incentive Compensation Plan are initially based on actual performance measured against four "key performance variables." For 1996, these variables were (i) the Company's "loss ratio," which is the loss and loss adjustment expenses of the Company as a percentage of earned premiums for the applicable report year, (ii) the Company's "return on equity," which is the Company's net income excluding realized capital gains (losses), net of tax, divided by average consolidated stockholders' equity, prior to adjustment under Statement of Financial Accounting Standards No. 115, (iii) gross premiums underwritten, primarily by ERMA and through the Company's UAP Executive Partners joint venture with Union des Assurance de Paris -- Incendie-Accidents, and (iv) gross premiums written by the Company's insurance subsidiaries, other than premiums assumed from AC&S. The latter two variables are "discretionary performance variables," under the Incentive Compensation Plan. The Compensation Committee has the discretion to select the discretionary performance variables from year to year as it deems appropriate.

     The Compensation Committee assigns a relative weight to each of the key performance variables to determine the portion of the annual bonuses to be represented by each variable. In addition, "threshold," "target" and "maximum" objectives are set for each of the variables, and bonus payments, as a percentage of base salary, are established for each objective level.

     Bonuses under this Incentive Compensation Plan are reviewed by the Compensation Committee and recommended for the Board of Directors approval. When approved, payment is made during the year subsequent to the year in which the bonus is earned, except that portion of the bonus payment based on the Company's loss ratio performance for the applicable report year, which is paid in the fourth year following the bonus year in order to reflect the actual report year loss ratio using a look-back adjustment. Awards made in 1997 for the 1996 bonus year were based on corporate performance at the "maximum" level for the two key performance variables relating to gross premiums, at substantially above the "target" level for the return on equity variable and at the "target" level for the loss ratio variable. For 1996, the Chief Executive Officer received a bonus under the Incentive Compensation Plan of $263,000, and was awarded a deferred bonus payable in 2000 (to be adjusted upward or downward based on future loss ratio performance for the 1996 report year) in a target amount of $98,600, exclusive of interest payable under the Plan (at the average three-year Treasury bill rate as published in The Wall Street Journal during the week preceding the Committee meeting at which the award recommendation is approved) through the date of payment. The aggregate of such bonus payments would represent approximately 103% of the Chief Executive Officer's 1996 salary, assuming the loss ratio portion of the bonus is paid at the target level in 2000.

     C. Stock Options and Performance Shares. Stock options and awards of performance share units for the Company's executive officers are a important element of the Company's executive compensation program, intended to reinforce management's long-term perspective on corporate performance. Compensation derived from stock options and performance share units is intrinsically related to long-term corporate performance and stockholder value, because the value of such compensation is determined by changes in the price of the Company's Common Stock and, with respect to performance share units, by Company financial performance as against certain pre-established performance measures. Stock option and performance share unit awards to executives, as well as awards of restricted shares of Common Stock to most of the Company's non-executive personnel, are made at the discretion of the Compensation Committee based on a variety of factors, including the level of responsibility with the Company and ability to affect stockholder value, as well as demonstrated past and expected future performances. The Compensation Committee also takes into consideration prior awards to the executive officer and the individual's overall equity position in the Company.

     The Committee specifically endorses the principle that stock options and stock ownership by the Company's executive officers, as well as other members of the Company's senior management, other key employees and nonmanagement directors, are an essential element in aligning the interests of these individuals with those of the stockholders and thereby enhancing stockholder value. In this regard, the Company has continued its Nonqualified Stock Option Plan and Nonemployee Directors Stock Option Plan. Further, in connection with the adoption of the Performance Share Plan in 1996, long-term guidelines for executive ownership of Company stock were established, ranging from the equivalent of one to three times annual salary in Company stock ownership.

     In 1996, certain members of management, including the executive officers, were granted awards under the Company's Performance Share Plan. Their awards were made at the discretion of the Committee, taking into account, among other things, the expected contributions of each such individual to the Company's success. (See "Long-Term Incentive Plans -- Awards During Fiscal 1996.") Additionally, on March 22, 1996, Messrs. Vander Putten, Sills and Deutsch received, respectively, options to purchase 23,809 shares,

19,047 shares and 14,285 shares of Company Common Stock at $8.97 per share, or 30% of its grant date fair market value (see "Stock Option Grants in Fiscal 1996").

     D. Pension Plans. The Committee believes that the Company's retirement benefits program provides employees and senior management with retirement compensation that promotes the long-term employment of these individuals by means of a defined contribution plan through which a retirement fund is created for the employee. Under the Company's funded tax-qualified Retirement Plan, participants are entitled to defer a portion of their compensation on a pre-tax and an after-tax basis, and are entitled to a matching contribution from the Company, a portion of which is fixed and a portion of which will vary depending upon the Company's return on equity. Such matching contribution will be determined with respect to participant contributions up to 10 percent of the participant's compensation. In addition, participants are entitled to Company retirement contributions as a percentage of their annual base salary. Company contributions that would otherwise be made under the benefit formula for the Retirement Plan, but are in excess of certain limitations on tax-qualified retirement plans under the Internal Revenue Code, are provided to certain highly-compensated plan participants, including the executive officers, on an unfunded basis under the Company's nonqualified Benefit Equalization Plan.

     Company contributions and allocations for 1996 under the Retirement Plan and the Benefit Equalization Plan on behalf of the executive officers, including the Chief Executive Officer, are shown under the caption "Summary Compensation Table" above. The Company's Chief Executive Officer is also entitled to additional pension benefits under an arrangement relating to his prior participation in AL&C's pension plan. The Company's obligations with respect to these benefits were satisfied fully in 1995.


III. Compensation Deduction Limitation. Federal tax law generally disallows the corporate tax deduction for certain compensation paid in excess of $1,000,000 annually to each of the chief executive officer and the four other most highly paid executive officers of publicly held companies. One of the exceptions to the deduction limit is for "performance-based" compensation. The Company believes that its Nonqualified Stock Option Plan has satisfied the requirements for stock options to be exempt from the compensation deduction limit under Federal tax law and, therefore, expects that any stock option compensation realized upon the exercise of stock options that were granted under this plan will not be counted against the compensation deduction limit. However, in order for compensation under the Nonqualified Stock Option Plan to continue to be exempt from the compensation deduction limit, it must be approved by stockholders at the Annual Meeting (see "Item 5 -- Approval of the Company's Nonqualified Stock Option Plan").



     The Company is also requesting stockholders to approve, at the Annual Meeting, an amended Performance Share Plan and an amended Incentive Compensation Plan. Each such amended Plan, the Committee believes, will satisfy the requirements for qualifying future awards thereunder to be exempt under Federal tax law from the $1,000,000 compensation deduction limit. (See "Item 3: Approval of Performance Share Plan, as Amended and Restated" and "Item 4: Approval of Amended and Restated Incentive Compensation Plan (Pool A), as Amended and Restated.") For these reasons, and because the Company's annual cash compensation to its executive officers is currently below the $1,000,000 limit, the Company does not at this time anticipate any loss of deductibility under the Federal tax law for compensation paid to its executive officers. The Company was not denied a deduction under this law for any compensation paid to its executive officers during 1996.


     COMMITTEE ON DIRECTORS AND
 COMPENSATION OF EXECUTIVE RISK INC.
-------------------------------------
   John G. Crosby, Chairman
   Patrick A. Gerschel
   Joseph D. Sargent

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the first quarter of 1996, Alfred L. Austin served as a Company director and member of the Compensation Committee and contemporaneously served as an officer and employee of AC&S. Until March 26, 1996, AC&S owned approximately 40% of the Company's outstanding capital stock. On that date, the Company purchased 2,511,300 shares of Company Common Stock and Class B Common Stock from AC&S at a price of $29.875 per share, or approximately $75 million, under the terms of the Amended and Restated Stock Repurchase Agreement. Pursuant to covenants in that Agreement, in June 1996, the remaining 2,000,000 shares of Company Common Stock then owned by AC&S were sold in an underwritten public offering in which the Company also issued and sold 300,000 shares of Common Stock. As a result, from and after June 1996, AC&S has maintained no ownership interest in the Company.

     Additionally, the Company maintained during 1996, and continues to maintain, certain other contractual relationships with AC&S. Under the partnership agreement which governed this relationship until January 1, 1994, AC&S is entitled to certain profit sharing distributions from the Company, which are essentially a portion of each year's profits, paid out in subsequent years. In 1996, AC&S received $394,000, representing a profit sharing distribution with respect to 1992.

     The terms of the Company's relationship with AC&S have been provided for in certain agency, reinsurance and collateral agreements with AC&S. Certain provisions of these agreements are provided below.

     Agency Agreement. Until February 13, 1997, the Company's agency relationship with AC&S was governed by the Agency Agreement dated as of January 1, 1994 (the "Pre-restructuring Agency Agreement"), which was terminated and superseded by the Restructured Agency Agreement, effective as of January 1, 1997. Under the Pre-restructuring Agency Agreement, AC&S had authorized ERMA to issue AC&S D&O insurance policies with liability limits of up to $20 million (with up to $30 million available on a case-by-case basis with AC&S's approval) as well as certain other types of policies. The Pre-restructuring Agency Agreement provided that, with minor exceptions, all of AC&S's D&O insurance in the United States would be written through ERMA. There were provisions for override commissions to AC&S under certain circumstances, which ceased to exist during 1996, and ERMA was entitled to a commission of 24% of gross written premiums on all AC&S policies of D&O insurance and certain other specialty lines of insurance issued through ERMA, subject to certain adjustments.

     The Company had guaranteed the obligations of ERMA to AC&S under the Pre-restructuring Agency Agreement.

     Reinsurance Agreements. Until February 13, 1997, the Company's reinsurance relationship with AC&S existed under the terms of a Quota Share Agreement dated as of January 1, 1994 (the "Pre-restructuring Quota Share Agreement"). The Pre-restructuring Quota Share Agreement required AC&S to cede to ERII 50% of its gross liability on all of AC&S's D&O insurance policies issued through ERMA, 6.25% of its gross liability on financial institution trust department errors and omissions policies issued through ERMA and generally 50% of its gross liability on other specified lines of policies issued through ERMA. It required that ERII pay AC&S a ceding commission equal to 3% of premiums reinsured for premium taxes plus ERII's share of certain costs of ERMA related to this business.

     AC&S also had entered into a reinsurance agreement with each of the Company's insurance subsidiaries, ERII and ERSIC, under which such subsidiaries ceded to AC&S 12.5% and 6.25%, respectively, of their gross liability on policies of D&O insurance and financial institution trust department bonds and generally 50% on other specified lines of insurance issued by ERII and ERSIC which meet specific guidelines.

     In connection with the Restructuring Agreement dated February 13, 1997, the agency and reinsurance relationships between the Company, its subsidiaries and AC&S have been substantially modified. ERMA continues to be an underwriting agency for AC&S policies of D&O insurance, but is no longer the exclusive agency for such policies. The Company's insurance subsidiaries are no longer obligated to cede any insurance to AC&S, and they reinsure 100% of the AC&S D&O insurance issued through ERMA.


     ITEM 2: APPROVAL OF THE COMPANY'S CERTIFICATE OF INCORPORATION, AS AMENDED AND RESTATED (a) TO PROVIDE FOR A BOARD OF DIRECTORS OF AT LEAST SEVEN AND NO MORE THAN ELEVEN DIRECTORS, AS DETERMINED BY THE BOARD FROM TIME TO TIME, AND (b) TO REMOVE THE PROVISIONS RELATING TO THE CLASS A 7 1/2% CUMULATIVE CONVERTIBLE PREFERRED STOCK AND THE CLASS B COMMON STOCK.

     The Company's original certificate of incorporation was initially amended and restated as of December 31, 1993 (the "1993 Restated Certificate"). As so amended, the 1993 Restated Certificate currently provides for a thirteen-person Board of Directors and includes authorization for two types of capital shares, of which there are no shares outstanding. These types of capital shares are: (a) a series of preferred stock, consisting of 611,077 shares of Class A 7 1/2% Cumulative Convertible Preferred Stock (the "Class A Preferred Stock"), and (b) a class of common stock, being the 2,500,000 shares of Class B Common Stock, par value $.01 per share (the "Class B Common Stock"). All shares of the Class A Preferred Stock were converted upon the closing of the Company's initial public offering in March 1994 into shares of Common Stock, at the rate of ten Common Stock shares for each Class A Preferred Stock share. All 1,225,000 issued and outstanding shares of the Class B Common Stock were owned by AC&S until March 26, 1996, on which date the Company repurchased all of the Class B Common Stock.

     The Company's Board of Directors currently consists of ten persons. Upon the election of Mr. Deutsch at the Annual Meeting, the Board of Directors will consist of eleven persons until May 30, 1997, when Mr. Vander Putten's retirement will become effective. There are no current plans to appoint an additional director. The Board of Directors, after considering the alternatives, has determined that a provision which authorizes a board of at least seven and up to eleven directors (with the actual number to be established by the Board of Directors from time to time) will best suit the Company's needs for the foreseeable future.


     The Class A Preferred Stock and the Class B Common Stock provisions in the 1993 Restated Certificate contain extensive terms and conditions governing the rights and remedies of holders under specified circumstances, which are no longer relevant. The Company has no intention of issuing any Class A Preferred Stock or Class B Common Stock at any time in the future. Therefore, on February 18, 1997, the Board of Directors voted, subject to approval by stockholders at the Annual Meeting, to amend and restate the 1993 Restated Certificate as set forth in Exhibit A to this Proxy Statement (the "1997 Restated Certificate"). The effect of such amendment and restatement is to (a) remove the Article FOURTH authorization for and references to the Class A Preferred Stock and the Class B Common Stock, and (b) replace the Article FIFTH requirement of a thirteen person Board of Directors with an authorization of a Board of Directors of no less than seven and no more than eleven directors, as determined by the Directors from time to time. The amendment and restatement does not affect the provisions which authorize the Board of Directors to approve a future series of preferred stock and specify the preferences and rights of holders of such stock. Pursuant to Delaware law, such amendment and restatement requires the affirmative vote of the holders of a majority of the shares of Common Stock outstanding. Abstentions and broker nonvotes will be counted as negative votes.


RECOMMENDATION

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION AS SET FORTH IN EXHIBIT A.


     ITEM 3: APPROVAL OF THE COMPANY'S PERFORMANCE SHARE PLAN, AS AMENDED AND RESTATED


     In 1996, the Board adopted, and the stockholders of the Company approved, the Company's Performance Share Plan ("PSP") to provide long-term, stock-based incentive compensation to the Company's key employees. In March 1997, the Board approved an amendment and restatement of the PSP, effective January 1, 1997, subject to the approval of the stockholders at the Annual Meeting. The purpose of amending and restating the PSP is to allow awards made under the PSP in 1997 and future years to the Company's executive officers to qualify as "performance-based" compensation under Section 162(m) of the Internal Revenue Code, discussed above. (See "Compensation Committee Report -- Compensation Deduction Limitation"). This will allow the Company to preserve the tax-deductibility of future awards under the PSP without regard to the limitations of Section 162(m) of the Internal Revenue Code.

SUMMARY OF THE PSP

     The following summary of the PSP is qualified in its entirety by reference to the complete text of the PSP, attached as Exhibit B to this Proxy Statement.

     Administration. The PSP shall be administered by a committee (the "Committee") of at least two directors, each of whom qualify as "nonemployee directors" under Rule 16b-3 under the Securities Exchange Act of 1934 and as "outside directors" under Section 162(m) of the Internal Revenue Code. Currently, the Compensation Committee administers the PSP. Subject to the express provisions of the PSP, the Committee has the power and authority to make all determinations with respect to awards and payments under the PSP. The Committee also has the authority to interpret the provisions of the PSP.

     Eligibility. The employees eligible to receive awards under the PSP ("Participants") consist of key employees of the Company and its subsidiaries who, in the opinion of the Committee, have the capacity for contributing in a substantial measure to the successful performance of the Company. The Committee shall select those key employees, if any, who will participate in the PSP with respect to any performance period established by the Committee ("Performance Period").


     Performance Share Units. The benefits available to Participants under the PSP are "Performance Share Units," which are expressed by reference to the Company's Common Stock (each Performance Share Unit being equal to one share of Common Stock) and which entitle the recipient to a distribution of shares of the Company's Common Stock and/or a distribution of cash, as determined by the Committee. The extent to which distributions are made with respect to Performance Share Units awarded for a Performance Period is based upon the achievement of pre-established Company financial objectives ("Performance Measures") for the Performance Period. The duration of each Performance Period is established by the Committee, subject to the requirement that all Performance Periods shall be at least three years in duration. Performance Share Units are granted to Participants at levels determined in the discretion of the Committee. Performance Share Units are granted on an annual basis within the first ninety days of the year in which a Performance Period commences, with a target award relating to a number of Performance Share Units, as determined by the Committee in its discretion. The maximum number of Performance Share Units that may be earned by a Participant with respect to all Performance Periods ending during any one calendar year is 25,000, subject to adjustment for certain corporate reorganization and other events affecting the capitalization of the Company. The number of Performance Share Units earned by a Participant shall be determined by the Company's degree of achievement under the applicable Performance Measure or Measures.



     Performance Measures. The Performance Measures from which the Committee may choose for any given Performance Period are Return on Equity, Total Shareholder Return and Earnings Per Share (as each term is defined in the PSP). The Committee may designate any one or more of these Performance Measures for use with respect to Performance Share Units awarded for a Performance Period. Except as otherwise provided in the PSP or the context requires otherwise, the Performance Measures shall be established, and the Company's performance with respect thereto shall be evaluated, by the Committee on the basis of generally accepted accounting principles. The Performance Measures may be established, and the Company's performance may be evaluated, on an absolute basis or on a relative basis by comparison to the Company's Peer Group or to the Risk Free Rate (as each term is defined in the PSP). The Committee shall determine the threshold, target and maximum performance levels applicable to a Performance Measure ("Performance Levels"), and the relative performance weighting used for each Performance Measure in determining the number of Performance Share Units earned under an award at the threshold, target and maximum Performance Levels. Failure to achieve at least the threshold level will result in no Performance Share Units being earned for that Performance Measure for the Performance Period. Also, there will be no Performance Share Units earned by any Participant if, at the end of the relevant Performance Period, the Company has not achieved a separate Return on Equity threshold established by the Committee for the Performance Period. The Committee may in its sole discretion reduce the number of Performance Share Units that would otherwise be earned by a Participant if the Committee determines that the Participant's individual performance during the Performance Period was materially below the expected level of performance.

     Termination of Employment. In the event of a Participant's termination of employment with the Company or a subsidiary prior to the end of a Performance Period, other than by reason of such Participant's death, permanent disability or retirement, the Participant will forfeit all rights under any outstanding PSP award. In the event of death, permanent disability or retirement, the PSP contains provisions for proration of outstanding awards.


     Adjustments; Change in Control. As and to the extent permitted by Section 162(m) of the Internal Revenue Code, in the event of a change in corporate capitalization, a corporate transaction or liquidation, an extraordinary gain or loss or other extraordinary item for accounting purposes, or a material change in accounting principles affecting on the Performance Measures, the Committee shall make adjustments to the Performance Measures and/or the Performance Levels, based solely on objective criteria, so as to neutralize the effect of such event or occurrence on all affected awards. In the event of a Change in Control (as defined in the PSP), Participants shall be eligible to earn all of the Performance Share Units subject to then-outstanding awards for Performance Periods not then completed, without proration to account for the partial period of employment service during such Performance Period, taking into account the degree of achievement of the applicable Performance Measures for the period prior to the Change in Control.



     Termination and Amendment. The Board may terminate or amend the PSP at any time and in any manner, except that no such termination or amendment will affect outstanding awards under the PSP without the affected Participant's written consent.



     New Plan Benefits. The benefits that will be received by Participants under the PSP, as amended and restated, are not determinable at this time. Awards to the Company's executive officers under the PSP (prior to its amendment and restatement) during 1996 are summarized above. (See "Executive
Compensation -- Long-Term Incentive Plans -- Awards During Fiscal 1996"). Awards to all other employees as a group (18 employees) during 1996 were for an aggregate of 36,850 Performance Share Units at the target Performance Level. The Compensation Committee has determined that three of the Company's executive officers and nineteen other employees will receive awards of Performance Share Units under the PSP for the 1997-1999 Performance Period, subject to the approval by the stockholders of the PSP, as amended and restated. The Performance Measures designated by the Compensation Committee for this Performance Period are Return on Equity, Total Shareholder Return and Earnings Per Share. The number of Performance Share Units that may be earned by the executive officers during the 1997-1999 Performance Period ranges from 9,500 Performance Share Units at the threshold Performance Level to 27,000 Performance Share Units at the maximum Performance Level, and for all other employees as a group ranges from 9,325 Performance Share Units at the threshold Performance Level to 28,500 Performance Share Units at the maximum Performance Level.


RECOMMENDATION


     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE PERFORMANCE SHARE PLAN, AS AMENDED AND RESTATED, AS SET FORTH IN EXHIBIT B. Assuming the presence of a quorum, the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock present and entitled to vote on this item at the Annual Meeting is required to approve the PSP, as amended and restated. Under applicable Delaware law, in tabulating the vote, broker nonvotes will have no effect on the vote. Abstentions will be counted as negative votes.



ITEM 4: APPROVAL OF THE INCENTIVE COMPENSATION PLAN (POOL A), AS AMENDED AND RESTATED


     In 1994, the Company adopted the Company's Incentive Compensation Plan (Pool A) ("ICP") to provide a vehicle through which the Company can base incentive compensation on the Company's performance. In March 1997, the Board approved an amendment and restatement of the ICP, effective January 1, 1997, subject to approval of the stockholders at the Annual Meeting. The purpose of amending and restating the ICP is to allow awards made under the ICP in 1997 and future years to the Company's executive officers to qualify as "performance-based" compensation under Section 162(m) of the Internal Revenue Code, discussed above. (See "Compensation Committee Report -- Compensation Deduction Limitation"). This will allow the Company to preserve the tax deductibility of future awards under the ICP without regard to the limitations of Section 162(m) of the Internal Revenue Code. The following summary of the ICP is qualified in its entirety by reference to the complete text of the ICP, attached as Exhibit C to this Proxy Statement.

     Administration. The ICP is administered by the Compensation Committee. Each member of the Compensation Committee will qualify as an "outside director" under Section 162(m) of the Internal Revenue Code. The Compensation Committee has the power and authority to make all determinations with respect to awards and payments under the ICP. The Compensation Committee also has the authority to interpret the provisions of the ICP.

     Eligibility. The employees eligible to receive awards under the ICP ("Participants") consist of the key management employees of the Company who are recommended to the Compensation Committee by the Chief Executive Officer and Chairman of the Company. For each year, the Compensation Committee shall select those eligible employees, if any, who will participate in the ICP with respect to such year. Unless the Compensation Committee determines otherwise, the Company's Chief Executive Officer, Chairman and Chief Financial Officer will be Participants under the ICP.


     Bonus Amounts. The benefits available to Participants under the ICP are annual cash bonuses. The extent to which a participant receives a bonus payment for any year is based upon the achievement of pre-established Company financial objectives ("Key Performance Variables") for the year. The specific Key Performance Variables, the threshold, target and maximum objectives, and the respective weighting percentages with respect to the bonus payment for any year are established by the Compensation Committee within the first 90 days of such year. The dollar amount of the annual bonus payable to a Participant equals the sum of the allocations for each of the Key Performance Variables, which allocations equal the Participant's salary times the weighting percentage for each Key Performance Variable times the applicable percentage of salary for the performance level achieved. The maximum annual bonus for any Participant with respect to any year is $1,000,000.



     Key Performance Variables. The Key Performance Variables which the Compensation Committee may choose for any year are Report Year Loss Ratio, Return on Equity, Gross Premiums Written -- Facility, Gross Premiums
Written -- Insurance Companies, Pre-tax Operating Earnings, Earnings Per Share, Book Value Per Share, Total Cash and Invested Assets, Expense Ratio and Stock Price (as each term is defined in the ICP). The Compensation Committee may designate any of the Key Performance Variables for any year, but the Key Performance Variables selected for any year must include Report Year Loss Ratio and Return on Equity. Except as otherwise provided in the ICP or the context otherwise requires, the Key Performance Variables are established, and the Company's performance with respect thereto is evaluated, by the Compensation Committee on the basis of generally accepted accounting principles. The Key Performance Variables may be established, and the Company's performance may be evaluated, on an absolute basis or on a relative basis by comparison to the Company's Peer Group (as such term is defined in the ICP). The Compensation Committee shall determine the threshold, target and maximum performance levels applicable to a Key Performance Variable, and the relative performance weighting used for each Key Performance Variable. Failure to achieve at least the threshold level for any year will result in no annual bonus being paid for that Key Performance Variable for that year. The Compensation Committee may, in its sole discretion, reduce the bonus amount payable to a Participant with respect to any year for any reason whatsoever.



     Payment of Awards. At the completion of each year, the Compensation Committee shall assess the performance of the Company and determine the annual bonus payable to each Participant. The portion of the annual bonus payable for a year allocable to Key Performance Variables other than Return on Equity and Report Year Loss Ratio will generally be paid in the month of February of the next following year. The portion of the annual bonus payable for a year allocable to Return of Equity will generally be paid in the second calendar quarter of the next following year. The portion of the award allocable to Report Year Loss Ratio will be paid, with interest, in the fourth year following the year to which it relates, and will be adjusted upward or downward using a look-back adjustment based upon an estimate of the expected consolidated losses and loss adjustment expenses of the Company's insurance company subsidiaries, prepared by a firm of independent actuaries for the applicable report year. The ICP contains provisions relating to the deferral of an otherwise payable bonus amount, at the option of the Participant, including provisions relating to the payment of interest on such deferred amount.

     Termination of Employment. In the event of a Participant's termination of employment with the Company prior to the date of payment of any portion of a bonus under the ICP, other than by reason of such Participant's death, disability, leave of absence or retirement, the Participant will not receive such payment. In the event of a Participant's termination of employment with the Company by reason of death, disability, retirement or leave of absence, (i) bonus amounts previously earned will be paid to the Participant (or his beneficiary) and (ii) a pro rata portion of the bonus with respect to the year of such termination of employment will also be payable.


     Adjustments. As and to the extent permitted by Section 162(m) of the Internal Revenue Code, in the event of a change in corporate capitalization, a corporate transaction or liquidation, an extraordinary gain or loss or other extraordinary item for accounting purposes, or a material change in accounting and actuarial policies or practices affecting the Key Performance Variables, the Compensation Committee shall make adjustments to the Key Performance Variables and such objectives, so as to neutralize the effect of such event or occurrence on all affected bonus amounts.


     Termination and Amendment. The Board may terminate the ICP and the Committee may amend the ICP at any time and in any manner, except that no such termination or amendment will affect outstanding awards under the ICP without the affected Participant's consent.


     New Plan Benefits. The benefits that will be received by Participants under the ICP, as amended and restated, are not determinable at this time. Bonus payments to the Company's executive officers under the ICP (prior to its amendment and restatement) with respect to 1996 are summarized above. (See "Executive Compensation -- Summary Compensation Table -- Bonus.") Bonus payments to all other employees as a group (two employees) under the ICP with respect to 1996 aggregated $219,800. The Compensation Committee has determined that three of the executive officers and one other employee will be Participants under the ICP for the 1997 year, subject to the approval by stockholders of the ICP, as amended and restated. The Key Performance Variables designated by the Compensation Committee for 1997 are: Gross Premiums Written -- Facility, Report Year Loss Ratio, Return on Equity and Earnings Per Share. Bonus awards for three of the executive officers and one other employee of the Company for 1997 would, assuming performance with respect to all Key Performance Variables was exactly at the threshold level, range from 20% to 40% of such respective individuals' salaries, at the target level, range from 40% to 80% of such respective individuals' salaries, and at the maximum level, range from 60% to 120% of such respective individuals' salaries.


RECOMMENDATION


     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE AMENDED INCENTIVE COMPENSATION PLAN (POOL A), AS AMENDED AND RESTATED, AS SET FORTH IN EXHIBIT C. Assuming the presence of a quorum, the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock present and entitled to vote on this item at the Annual Meeting is required to approve the Incentive Compensation Plan (Pool A), as amended and restated. Under applicable Delaware law, in tabulating the vote, broker nonvotes will have no effect on the vote. Abstentions will be counted as negative votes.


ITEM 5:  APPROVAL OF THE COMPANY'S NONQUALIFIED STOCK OPTION PLAN


     In 1993, the Board adopted, and the Company's sole stockholder (prior to the Company's public offering) approved, the Company's Nonqualified Stock Option Plan (the "Nonqualified Plan") to provide selected officers and employees with stock-based compensation and the opportunity to increase their equity ownership in the Company. In March 1997, the Board approved an amendment and restatement of the Nonqualified Plan, and directed that the Nonqualified Plan, as amended and restated, be submitted to the stockholders for approval. The purpose of submitting the Nonqualified Plan, as amended and restated, to the stockholders at the Annual Meeting is to allow stock options granted under the Nonqualified Plan in the future to the Company's executive officers to qualify as "performance-based" compensation under Section 162(m) of the Internal Revenue Code, discussed above. (See "Compensation Committee Report -- Compensation Deduction Limitation.") This will allow the Company to preserve the tax-deductibility of such stock options without regard to the limitations of
Section 162(m) of the Code. The following summary of the Nonqualified

Plan is qualified in its entirety by reference to the complete text of the Nonqualified Plan, attached as Exhibit D to this Proxy Statement.



     Administration. The Nonqualified Plan shall be administered by a committee (the "Committee") of no fewer than two members of the Board. Currently, the Compensation Committee administers the Nonqualified Plan. The Committee has the power, subject to the provisions of the Nonqualified Plan, to determine who will be granted options under the Plan, how many shares will be subject to each option, the terms of each option grant, the price of the shares subject to each option and the conditions to which each option is subject. The Committee also has the authority to interpret the provisions of the Plan.



     Stock Options. Stock options granted under the Nonqualified Plan are not intended to qualify as "incentive stock options" under the Internal Revenue Code. Stock options may be granted to any officer or employee of the Company or any subsidiary ("Participants"). The number of shares of Common Stock subject to an option shall be determined by the Committee. However, no Participant may be granted options to purchase more than an aggregate of 750,000 shares of Common Stock during the term of the Nonqualified Plan, which is the 10-year period commencing on November 13, 1993 and expiring on November 13, 2003. This limitation is subject to adjustment for certain corporate reorganization and other events affecting the capitalization of the Company. The exercise price of stock options may be set at the price determined by the Committee in its discretion. Stock options that are intended to satisfy the requirements for "performance-based" compensation under Section 162(m) of the Internal Revenue Code must be granted at or above the fair market value of the Common Stock on the date of grant. The Committee may in its discretion prescribe installment or other vesting provisions for stock options under the Nonqualified Plan that determine the time or times at which options shall become exercisable. The maximum term of exercise for stock options is 121 months from the date of grant. The exercise price of stock options may be paid by the Participant either in cash or in shares of Common Stock owned by the Participant, as determined by the Committee. Stock options granted under the Nonqualified Plan are nontransferable except by will or the laws of descent and distribution or, as may be approved by the Committee, to a "Permitted Transferee" of the Participant, which is defined under the Nonqualified Plan to include immediate family members, charitable institutions and certain related trusts and other organizations.


     Termination of Employment. In the event of a Participant's termination of employment by reason of death, permanent and total disability or retirement, the right to exercise an option under the Nonqualified Plan shall terminate upon the earlier of the option's expiration date or the third anniversary of the death, disability or retirement. In the event of a Participant's termination of employment for any other reason, the Participant's right to exercise an option shall terminate no later than three months after such termination of employment. The Committee may in its discretion provide for any shorter or longer exercise period following termination of employment or may extend the exercise period in such an event.

     Amendment and Termination. The Board may at any time terminate or amend the Nonqualified Plan in any respect, except that no such termination or amendment will affect outstanding options under the Nonqualified Plan without the Participant's consent.


     New Plan Benefits. Stock options granted to the Company's executive officers under the Nonqualified Plan and the Company's 1991 IPO Stock Compensation Plan during 1996 are summarized above. (See "Executive
Compensation -- Stock Option Grants in Fiscal 1996".) Stock options granted to all other employees of the Company during 1996 (17 persons) covered a total of 72,250 shares of Common Stock at a weighted average exercise price of $28.52 per share. Any future option grants under the Nonqualified Plan, which would be contingent upon the stockholders' approval of the Nonqualified Plan at the Annual Meeting, are not determinable at this time. A total of 3,000,000 shares were originally reserved for issuance under the Nonqualified Plan, of which a total of 1,512,563 shares remain available for grant as of the date of this Proxy Statement. The closing price of the Common Stock on the New York Stock Exchange on March 21, 1996 was $46.75 per share.


     Federal Income Tax Consequences. All stock options granted under the Nonqualified Plan are treated as nonqualified stock options for federal income tax purposes. A Participant generally will not recognize any taxable income upon the grant of a nonqualified option because, under current Treasury regulations pursuant to Section 83 of the Internal Revenue Code, the fair market value of an option at the time it is granted is ordinarily not considered to be "readily ascertainable." However, upon exercise of a nonqualified stock option, a Participant must recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock at the time of exercise over the exercise price. Upon the subsequent disposition of the Common Stock, the Participant may realize a capital gain or loss, depending on whether the selling price exceeds the fair market value of the Common Stock on the date of exercise. The Participant's holding period for the Common Stock, for capital gains and losses purposes, begins on the date of exercise. The Participant's tax basis in the shares received on exercise of a nonqualified option will be equal to the amount of consideration paid by the Participant on exercise, plus the amount of ordinary income recognized as a result of the receipt of such shares. The Company will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the Participant recognizes taxable income.

RECOMMENDATION


     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE NONQUALIFIED STOCK OPTION PLAN, AS AMENDED AND RESTATED, AS SET FORTH IN EXHIBIT D. Assuming the presence of a quorum, the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock present and entitled to vote on this item at the Annual Meeting is required to approve the Nonqualified Stock Option Plan, as amended and restated. Under applicable Delaware law, in tabulating the vote, broker nonvotes will have no effect on the vote. Abstentions will be counted as negative votes.


ITEM 6:  RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors has appointed Ernst & Young LLP as the independent auditors of the Company for 1997. Ernst & Young LLP has served as the independent auditors of the Company and its subsidiaries since 1987. Arrangements have been made for a representative of Ernst & Young LLP to attend the Annual Meeting. The representative will have the opportunity to make a statement if he so wishes and will be available to respond to appropriate stockholder questions.

RECOMMENDATION

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR 1997. Assuming the presence of a quorum, the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock present and entitled to vote on this item at the Annual Meeting is required to ratify the appointment of the Company's auditors. Under applicable Delaware law, in tabulating the vote, broker nonvotes will have no effect on the vote. Abstentions will be counted as negative votes.

STOCKHOLDER'S PROPOSALS


     Under the rules of the Securities and Exchange Commission, any proposal which a Stockholder intends to present at the 1998 Annual Meeting of the Company and have included in the Proxy Statement and Proxy for that Meeting must be received by December 1, 1997, at the Company's principal executive offices, 82 Hopmeadow Street, Simsbury, Connecticut 06070. Any such proposal must be accompanied by the notice required by the rules of the Securities and Exchange Commission, must otherwise comply with those rules and should be addressed to the attention of the Secretary of the Company.

COPIES OF ANNUAL REPORT AND FORM 10-K

     Copies of the Company's 1996 Annual Report to Stockholders are being mailed to stockholders simultaneously with this Proxy Statement. THE COMPANY WILL PROVIDE TO ANY STOCKHOLDER UPON REQUEST A COPY OF ITS ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1996 (WITHOUT EXHIBITS, UNLESS OTHERWISE REQUESTED). SUCH COPY WILL BE FURNISHED WITHOUT CHARGE, OTHER THAN REASONABLE CHARGES FOR ANY EXHIBIT REQUESTED. REQUESTS MUST BE IN WRITING AND MAILED TO:

     EXECUTIVE RISK INC.
     82 HOPMEADOW STREET
     SIMSBURY, CT 06070-7683

     ATTENTION: ROBERT V. DEUTSCH, EXECUTIVE VICE PRESIDENT

                                          By Order of the Board of Directors,

                                          /s/ JAMES A. FITZPATRICK, JR.
                                          James A. FitzPatrick, Jr.
                                          Secretary

                                                                       EXHIBIT A

                           1997 AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION

            SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                              EXECUTIVE RISK INC.

     Executive Risk Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

     1. The name of the Corporation is Executive Risk Inc. The Corporation originally incorporated under the same name, and the original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on August 17, 1993. The first Amended and Restated Certificate of Incorporation was filed with the Secretary of the State of Delaware on December 31, 1993.

     2. Pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware, this Second Amended and Restated Certificate of Incorporation restates and integrates and further amends the provisions of the Amended and Restated Certificate of Incorporation of the Corporation.

     3. The text of the Amended and Restated Certificate of Incorporation of the Corporation is hereby restated and amended pursuant to this Second Amended and Restated Certificate of Incorporation to read in its entirety as follows:

          FIRST: The name of the corporation is EXECUTIVE RISK INC. (hereinafter called the "Corporation").

          SECOND: The address of the registered office and registered agent in this state is 1013 Centre Road, Wilmington, DE 19805, and the name of the registered agent at said address is Prentice-Hall Corporation System, Inc.

          THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

          FOURTH: The authorized capital stock of the Corporation shall consist of 4,000,000 shares of Preferred Stock, par value $.01 per share (the "Preferred Stock"), and 50,000,000 shares of Common Stock, $.01 par value per share (the "Common Stock"). The Preferred Stock shall consist of one or more series of Preferred Stock which shall have the powers, terms, conditions, designations, preferences and privileges, the relative, participating, optional and other special rights, and the qualifications, limitations and restrictions, if any, as provided herein.

A. Preferred Stock

     The Board of Directors is hereby expressly authorized to provide for, designate and issue, out of the authorized but unissued shares of Preferred Stock, one or more series of Preferred Stock. Before any shares of any such series are issued, the Board of Directors shall fix, and hereby is expressly empowered to fix, as to the shares of any such series:

          (a) the designation of such series, the number of shares to constitute such series and the stated value thereof, if different from the par value thereof;

          (b) whether the shares of such series shall have voting rights or powers, in addition to any voting rights required by law and, if so, the terms of such voting rights or powers, which may be full or limited;

          (c) the dividends, if any, payable on such series, whether any such dividends shall be cumulative and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, the preferences or relation which such dividends shall bear to the dividends payable on any shares of stock of any other class or any other series of this class;

          (d) whether the shares of such series shall be subject to redemption by the Corporation and, if so, the times, prices and other conditions of such redemption;

          (e) the amount or amounts payable upon shares of such series upon, and the rights of the holders of such series in, the voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Corporation;

          (f) whether the shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to which and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

          (g) whether the shares of such series shall be convertible into or exchangeable for shares of stock of any other class or any other series of this class or any other securities and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchange;

          (h) the limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the Common Stock or shares of stock of any other class or any other series of this class;

          (i) the conditions or restrictions, if any, to be effective while any shares of such series are outstanding upon the creation of indebtedness of the Corporation or upon the issue of any additional stock, including additional shares of such series or of any other series of this class or of any other class; and

          (j) any other powers, designations, preferences and relative, participating, optional or other special rights, and any qualifications, limitations, or restrictions thereof.

          The powers, designations, preferences and relative, participating, optional or other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. The Board of Directors is hereby expressly authorized from time to time to increase (but not above the total number of authorized shares of Preferred Stock) or decrease (but not below the number of shares thereof then outstanding) the number of shares of stock of any series of Preferred Stock designated to any one or more series of Preferred Stock pursuant to this Section A of this Paragraph Fourth.

B. Common Stock

     All shares of Common Stock will be identical and will entitle the holders thereof to the same rights and privileges.

     Dividends

          When, as and if dividends are declared thereon, whether payable in cash, property or securities of the Corporation, the holders of Common Stock will be entitled to share equally in and receive, in accordance with the number of shares of Common Stock held by each such holder, such dividends. Dividends payable under this Paragraph Fourth shall be paid to the holders of record of the outstanding Common Stock as their names shall appear on the stock register of the Corporation on the record date fixed by the Board of Directors in advance of declaration and payment of each dividend. Any Common Stock issued as a dividend pursuant to this Paragraph Fourth shall, when so issued, be duly authorized, validly issued, fully paid and non-assessable, and free of all liens and charges.

          Notwithstanding anything contained herein to the contrary, no dividends on Common Stock shall be declared by the Corporation's Board of Directors or paid or set apart for payment by the Corporation at any time that such declaration, payment, or setting apart is prohibited by applicable law.

     Voting Rights

          Each holder of the Common Stock shall be entitled to one vote for each share of Common Stock held on all matters submitted to a vote of the stockholders.

     Other Rights

          Except for and subject to those rights expressly granted to the holders of Preferred Stock or as otherwise provided herein, and except as may be provided by the laws of the State of Delaware, the holders of Common Stock shall have exclusively all other rights of stockholders, including, without limitation, (a) the right to receive dividends, when, as and if declared by the Board of Directors, out of assets lawfully available therefor, and (b) in the event of any distribution of assets upon a liquidation, dissolution or winding-up of the affairs of the Corporation (each a "Liquidation") or otherwise, the right to receive ratably and equally with all other holders of Common Stock in all the assets and funds of the Corporation remaining after the payment to the holders of the Preferred Stock of the specific amounts which they are entitled to receive upon such Liquidation. For the purposes of this Paragraph Fourth, neither the consolidation or merger of the Corporation with or into any other corporation or corporations in which the stockholders of the Corporation receive capital stock and/or other securities (including debt securities) of the acquiring corporation (or of the direct or indirect parent corporation of the acquiring corporation), nor the sale, lease, or transfer by the Corporation of all or any part of its assets, nor the reduction of the capital stock of the Corporation, shall be deemed to be a voluntary or involuntary liquidation, dissolution, or winding up of the Corporation as those terms are used in this Paragraph Fourth.

          FIFTH: The number which shall constitute the Board of Directors of the Corporation shall be no less than seven and no more than eleven, as determined by the Board of Directors from time to time. The Board of Directors shall be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, as shall be provided in the manner specified in the By-Laws, one class to hold office initially for a term expiring at the annual meeting of stockholders to be held in 1998, another class to hold office initially for a term expiring at the annual meeting of stockholders to be held in 1999 and another class to hold office initially for a term expiring at the annual meeting of stockholders to be held in 2000, with the members of each class to hold office until their successors are duly elected and qualified. At each annual meeting of the stockholders of the Corporation, the successors to the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. The election of directors need not be by ballot unless the By-Laws so provide.

          In any election of directors, no holder of Common Stock shall be entitled to cumulate the number of votes that such holder is entitled to cast for the election of directors with respect to such holder's Common Stock.

          SIXTH: The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and in furtherance and, except as specifically set forth in this Paragraph, not in limitation of the powers of the Corporation and of its directors and stockholders conferred by statute:

          The Board of Directors shall have power without (except as provided by applicable law) the assent or vote of the stockholders to make, alter, amend, change, add to or repeal the By-Laws of the Corporation; to authorize and cause to be executed mortgages and liens upon all or any part of the property of the Corporation; to determine the use and disposition of any surplus or net profits; to fix the times for the declaration and payment of dividends; and to set apart out of any of the funds of the

     Corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve.

          In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the Board of Directors is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the provisions of the statutes of Delaware, this Certificate of Incorporation and the Corporation's By-Laws, as in effect from time to time.

          SEVENTH: No director shall be liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, provided that the foregoing shall not eliminate or limit any liability that may exist with respect to (1) a breach of the director's duty of loyalty to the Corporation or its stockholders, (2) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) liability under Section 174 of the Delaware General Corporation Law or (4) a transaction from which the director derived an improper personal benefit, it being the intention of the foregoing provision to eliminate the liability of the Corporation's directors to the Corporation or its stockholders to the fullest extent permitted by Section 102(b)(7) of the Delaware General Corporation Law, as in effect on the date hereof and as such Section may be amended after the date hereof to the extent such amendment permits such liability to be further eliminated or limited. The Corporation shall indemnify to the fullest extent permitted by Section 145 of the Delaware General Corporation Law (as in effect on the date hereof and as such Section may be amended after the date hereof) each person that such Section grants the Corporation the power to indemnify.

          EIGHTH: Except as fixed pursuant to the provisions of Section A of Paragraph Fourth of this Certificate of Incorporation relating to the rights of the holders of Preferred Stock, no action required to be taken or that may be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting and the power of the stockholders of the Corporation to consent in writing, without a meeting, to the taking of any action is specifically denied.

          NINTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by law and in this Certificate of Incorporation and all rights and powers conferred herein on stockholders, directors and officers are subject to this reserved power. Any amendment to the provisions of Paragraph Fifth, Paragraph Seventh, Paragraph Eighth or this Paragraph Ninth, and any amendment by the stockholders to the By-Laws of the Corporation, shall require, in addition to the approval required by applicable law and the other paragraphs of this Certificate of Incorporation, the affirmative vote of the holders of at least seventy-five percent of the then-outstanding shares of Common Stock.

     IN WITNESS WHEREOF, we have signed this Second Amended and Restated Certificate of Incorporation and caused the corporate seal of the Corporation to be hereunto affixed this day of May, 1997.

                                          --------------------------------------
                                          Chairman and Chief Executive Officer

                                                                       EXHIBIT B

                              EXECUTIVE RISK INC.
                             PERFORMANCE SHARE PLAN
              (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1997)

                                   ARTICLE I
                                 ESTABLISHMENT

     The Board of Directors of Executive Risk Inc., upon recommendation of the Committee on Directors and Compensation of the Board, has approved this amended and restated Executive Risk Inc. Performance Share Plan (as so amended and restated, the "Plan"). The Plan shall be submitted to the stockholders of the Company for approval at the 1997 Annual Meeting of Stockholders. The Plan shall be effective as of January 1, 1997, subject to its approval by the stockholders of the Company. Awards may be made under the Plan subject to such stockholder approval, but no benefits shall be distributed under an Award unless and until the Plan has been approved by the stockholders of the Company.

                                   ARTICLE II
                                    PURPOSE

     The purpose of the Plan is to advance the interests of the Company and its stockholders by attracting and retaining key employees, and by stimulating the efforts of such employees to contribute to the continued success and growth of the business of the Company. The Plan is intended to provide competitive, longer-term, performance-driven, incentive compensation opportunities to Participants, which are directly related to and dependent upon the competitiveness of the longer-term returns realized by the Company's stockholders. The Plan also is intended to provide such employees with an opportunity to increase their ownership of the Company's common stock and, thereby, increase their personal interest in the long-term success of the Company's business in a manner designed to increase stockholder value.

                                  ARTICLE III
                                  DEFINITIONS

     Whenever used in the Plan, the following terms shall have the meanings set forth below:

     (a) "Award" means the grant to a Participant, under Section 7.1 hereof, of a right to earn a number of Performance Share Units for a stipulated Performance Period, with the number of such Performance Share Units to be distributed being dependent upon the financial performance of the Company, measured with reference to the threshold, target and maximum Performance Levels.

     (b) "Award Certificate" means a certificate or letter setting forth the terms and conditions applicable to each Award, which shall include, but shall not be limited to, the Performance Share Units which may be earned by the Participant, the Performance Measures (and the related Performance Levels and Performance Weighting) applicable to the Award and the length of the Performance Period applicable to the Award.

     (c) "Board" means the Board of Directors of the Company.

     (d) "Committee" means the committee described in Section 4.1 hereof.

     (e) "Common Stock" means the common stock of the Company, par value $.01 per share.

     (f) "Company" means Executive Risk Inc., a Delaware corporation.

     (g) "EPS" means the consolidated operating earnings per common share of the Company (or Peer Group company, as applicable) on a fully diluted basis, determined by dividing (a) operating earnings of the Company (or Peer Group company, as applicable) by (b) the weighted average number of outstanding common shares and common share equivalents of the Company (or Peer Group company).

     (h) "Fair Market Value" means the closing price of the Common Stock on the New York Stock Exchange (or any other stock exchange on which the Common Stock is listed) on the date as of which Fair Market Value is to be determined or, in the absence of any reported sales of Common Stock on such date, on the first preceding date on which such sale shall have been reported. If the Common Stock is not listed on any stock exchange on the date as of which Fair Market Value is to be determined, the Committee shall determine in good faith the Fair Market Value in whatever manner it considers appropriate.

     (i) "Participant" means an employee of the Company or a Subsidiary who has been selected by the Committee to participate in the Plan under Article VI hereof for a stipulated Performance Period.

     (j) "Peer Group" means the insurance companies that are designated by the Committee from time to time for purposes of measuring the relative performance of the Company under a Performance Measure, with such designation to be made with respect to a stipulated Performance Period within the time periods specified in Section 7.2 hereof.

     (k) "Performance Levels" means the threshold, target and maximum levels of the Company's performance under the Performance Measures established by the Committee, pursuant to Section 7.2 hereof, for a stipulated Performance Period for purposes of determining the number of Performance Share Units that may be earned by a Participant with respect to an Award.

     (l) "Performance Measure" means a financial objective determined by the Committee, under Section 7.2 hereof, to be applied to an Award granted to a Participant for a stipulated Performance Period, based on any or all of ROE, TSR and EPS. Except as otherwise expressly provided or the context otherwise requires, financial and accounting terms used in the Plan, including terms defined herein as Performance Measures, are used as defined for purposes of, and shall be determined in accordance with, generally accepted accounting principles and as derived from (i) in the case of the Company, the audited consolidated financial statements of the Company prepared in the ordinary course of business and (ii) as to Peer Group companies, the audited financial statements of such companies and/or information with respect to such companies published by one or more investment or financial institutions not controlling, controlled by, or under common control with the Company, such as Conning & Company or Fox-Pitt, Kelton, Inc.

     (m) "Performance Period" means the period established by the Committee, under Section 7.4 hereof, during which the number of Performance Share Units that may be earned by a Participant with respect to an Award shall be determined.

     (n) "Performance Share Unit" means a measure of participation under the Plan, expressed by reference to a share of Common Stock.

     (o) "Performance Weighting" means the percentage weight (out of 100%) allocated by the Committee, under Section 7.2 hereof, to each of the Performance Measures for purposes of determining the number of Performance Share Units that may be earned by a Participant with respect to an Award.

     (p) "Permanent and Total Disability" means the inability of a Participant to perform his duties as an employee of the Company or a Subsidiary by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

     (q) "Retirement" means termination of employment with the Company (i) at age 65 or greater or (ii) at age 50 or greater so long as the Participant's age plus his full years of employment (measured based on 12 full calendar months of service) by the Company or any Subsidiary equals or exceeds 60.

     (r) "Risk Free Rate" means the stated rate of return, as of the beginning of a Performance Period, of a United States Treasury security having a term of maturity equal to the duration of the Performance Period.

     (s) "ROE" means consolidated return on equity of the Company (or Peer Group company, as applicable), determined by dividing the consolidated net income of the Company (or Peer Group company), excluding realized capital gains and losses and excluding the effects of FAS 115, by the average consolidated shareholders' equity of the Company (or Peer Group company).

     (t) "Rule 16b-3" means Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (or any successor provision at the time in effect).

     (u) "Salary" means the aggregate of Participant's current annual base salary rate and current annual variable compensation rate, as in effect from time to time.

     (v) "Section 162(m)" means Section 162(m) of the Internal Revenue Code of 1986, as amended, and applicable interpretive authority thereunder.

     (w) "Stock Ownership Guidelines" means the stock ownership guidelines that have been established by the Board for a Participant.

     (x) "Subsidiary" means any corporation in which 50% or more of the voting stock is owned, directly or indirectly, by the Company and any unincorporated entity in which the Company has a 50% or more capital interest or with respect to which the Company has the power, directly or indirectly, to designate 50% or more of the individuals exercising functions similar to a board of directors.

     (y) "Target Award" means the aggregate number of Performance Share Units which would be earned by a Participant with respect to an Award assuming that the target Performance Level is exactly achieved by the Company with respect to all Performance Measures.

     (z) "TSR" means the consolidated total shareholder return of the Company (or Peer Group company, as applicable) and is calculated by dividing: (1) the sum of: (i) Common Stock (or Peer Group company common stock) dividends paid during the Performance Period, assuming dividend reinvestment, and (ii) the difference between the Fair Market Value of the Common Stock (or Peer Group company common stock) at the end and the beginning of the Performance Period, by
(2) the Fair Market Value of the Common Stock (or Peer Group company common stock) at the beginning of the Performance Period. For purposes of TSR, "Fair Market Value" shall be determined based on the average of the reported closing prices of the applicable stock for the 30 days immediately preceding the date as of which Fair Market Value is to be determined.

                                   ARTICLE IV
                                 ADMINISTRATION

4.1  The Committee.

     The Plan shall be administered by the Committee, which shall consist of not less than two members of the Board. Until such time as another committee of the Board shall be appointed by the Board to serve as the Committee hereunder, the Committee shall be the Committee on Directors and Compensation of the Board. Each Committee member shall, at all times while serving, satisfy the requirements of (i) a "nonemployee director" within the meaning of Rule 16b-3 and (ii) an "outside director" within the meaning of Section 162(m).

4.2  Authority of the Committee.

     Subject to the express provisions of the Plan, the Committee shall have full power and authority for the following:

          (a) Selecting Participants to whom Awards are granted.

          (b) Determining the size and frequency of Awards for each Participant.

          (c) Determining the Performance Measures, Performance Levels, Performance Weighting, Performance Period and Peer Group members (if applicable) for each Award under the Plan.

          (d) Determining all other terms and conditions of the Award Certificates.

          (e) Determining the number of Performance Share Units earned with respect to an Award.

          (f) Determining the form of distribution with respect to Performance Share Units earned.

          (g) Construing and interpreting the Plan, the Award Certificates and any other agreement or instrument entered into under the Plan.

          (h) Establishing, amending, rescinding or waiving rules and regulations for the Plan's administration.

     Further, the Committee shall have the full power to make all other determinations which may be necessary or advisable for the administration of the Plan, to the extent consistent with the provisions of the Plan.

     As permitted by law, the Committee may delegate its authority as identified hereunder; provided, however, that the Committee may not delegate certain of its responsibilities hereunder if such delegation would jeopardize compliance with the requirements of Section 162(m) and Rule 16b-3 referred to in Section 4.1 hereof.

4.3  Decisions Binding.

     All determinations and decisions made by the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, including the Company, its Subsidiaries and stockholders, Participants and their estates and beneficiaries.

                                   ARTICLE V
                       AUTHORIZED SHARES AND ADJUSTMENTS

5.1  Authorized Shares.

     Subject to adjustment pursuant to the provisions of Section 5.2 hereof, the maximum aggregate number of shares of Common Stock that will be available for delivery upon distributions in shares of Common Stock with respect to Performance Share Units under all Awards shall be 1,000,000 shares. Shares of Common Stock delivered under the Plan may be either authorized but unissued shares or shares held in the Company's treasury. Shares of Common Stock that shall have been delivered with respect to Performance Share Units under an Award shall not again be available for delivery under the Plan. If any number of shares of Common Stock covered by Performance Share Units under an Award shall not for any reason be delivered to a Participant, such number of shares shall remain available for delivery hereunder.

5.2  Antidilution.


     Subject to Article X hereof, in the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger or consolidation, or the sale, conveyance, lease or other transfer by the Company of all or substantially all of its property, or any other change in the corporate structure or shares of the Company, pursuant to any of which events the then outstanding shares of Common Stock are split up or combined, or are changed into, become exchangeable at the holder's election for, or entitle the holder thereof to, other shares of stock, or in the case of any other transaction described in Section 424(a) of the Code, the Committee shall proportionately change the number and kind of shares (including by substitution of shares of another corporation) that are or may be subject to Performance Share Units in the manner that it shall deem to be equitable and appropriate consistent with such transaction. The determination of the Committee with respect to any such adjustment shall be final, binding and conclusive. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

                                   ARTICLE VI
                         ELIGIBILITY AND PARTICIPATION

6.1  Eligibility.

     Eligibility for participation in the Plan shall be limited to key employees of the Company and its Subsidiaries. Awards under the Plan shall be made to such key employees who, in the opinion of the Committee, have the capacity for contributing in a substantial measure to the successful performance of the Company.

6.2  Participation.


     Participation in the Plan shall be effective on the first day of each Performance Period. On or prior to the 90th day of the applicable Performance Period, the Committee shall identify which, if any, key employees shall receive an Award for the Performance Period commencing on January 1 of such year. As soon as practicable following selection, a Participant shall receive an Award Certificate.


                                  ARTICLE VII
                            PERFORMANCE SHARE UNITS

7.1  Timing and Number of Units.


     Awards may be granted to Participants as of the first day of each Performance Period on an annual basis. The Committee shall determine, in its sole discretion, the number of Performance Share Units that would be earned with respect to an Award upon the attainment of the threshold, target and maximum Performance Levels. In making such determination, the Committee may take into account, among other factors, the expected contribution of each Participant to the Company's success, the percentage of the Participant's Salary that the Committee may deem appropriate to target for distribution on Performance Share Units, and the extent to which the Participant has taken actions toward satisfying the Stock Ownership Guidelines. Notwithstanding the foregoing, the maximum number of Performance Share Units that may be earned by any Participant under Section 8.1 hereof with respect to all Performance Periods ending during any one calendar year shall not exceed 25,000 units, subject to adjustment on the same basis as provided in Section 5.2 hereof.


7.2  Performance Measures, Levels and Weighting.


     The number of Performance Share Units, if any, earned by a Participant under an Award shall be determined by the Company's degree of achievement under the applicable Performance Measure or Measures. The Performance Measures may be established (i) on an absolute basis or (ii) on a relative basis by comparison to the Company's Peer Group or to the Risk Free Rate. The Committee, in its sole discretion, shall determine the Performance Levels applicable to a Performance Measure, and the relative Performance Weighting used for each Performance Measure in determining the number of Performance Share Units earned under an Award at the threshold, target and maximum Performance Levels. All such determinations shall be made not later than the 90th day of the applicable Performance Period and while the performance relating to the Performance Measures and Performance Levels remains substantially uncertain. Notwithstanding anything elsewhere in the Plan to the contrary, as and to the extent required by
Section 162(m), the grant of an Award to a Participant must state, in terms of an objective formula or standard, the method of computing the amount of compensation payable to the Participant if the Performance Levels are attained, and must preclude discretion to increase the amount of compensation payable that would otherwise be due upon attainment of such goals.

7.3  Adjustments for Material Changes.


     As and to the extent permitted by Section 162(m), in the event of (i) a change in corporate capitalization, a corporate transaction or a complete or partial corporate liquidation, or (ii) any extraordinary gain or loss or other event that is treated for accounting purposes as an extraordinary item under generally accepted accounting principles or (iii) any material change in accounting policies or practices affecting the Performance Measures, the Committee shall make adjustments to the Performance Measures and Performance Levels, based solely on objective criteria, so as to neutralize the effect of the event on all affected Awards.


7.4  Performance Periods.

     The Committee shall establish the duration of the Performance Periods in its discretion, provided that Performance Periods shall be at least three (3) years in length. Each Performance Period shall begin on January 1 of the calendar year.

                                  ARTICLE VIII
                    DETERMINATION AND DISTRIBUTION OF UNITS

8.1  Determination of Earned Performance Share Units.

     The number of Performance Share Units earned by a Participant with respect to an Award shall be determined as follows:

          (i) as to each of the Performance Measures, (a) the Target Award shall be multiplied by the percentage assigned by the Committee to the Performance Level actually achieved (e.g., 50% earned at threshold level, 100% earned at target level and 150% earned at maximum level, with interpolation of percentages for actual performance between the stated Performance Levels) and (b) the resulting amount shall be multiplied by the Performance Weighting assigned to such Performance Measure; and

          (ii) the sum of the amounts obtained under clause (i) above shall be the aggregate number of Performance Share Units earned.

     Notwithstanding the foregoing, the Performance Share Units earned by a Participant shall be subject to the following rules:


          (a) no Performance Share Units shall be earned by any Participant if, at the end of the Performance Period, the Company has not achieved an ROE threshold established by the Committee at the time the Performance Measures are established for such Performance Period;


          (b) the Committee may, in its sole discretion, reduce the number of Performance Share Units that would otherwise be earned by a Participant with respect to an Award if the Committee shall have determined that the Participant's individual performance during the Performance Period was materially below the expected performance level; provided that the Committee shall not be permitted to exercise such discretion following a "Change in Control" of the Company (as defined in Article X hereof);

          (c) subject to Articles IX and X below, a Participant must be continuously employed by the Company throughout the applicable Performance Period to earn Performance Share Units with respect to an Award; and

          (d) before any distribution on Performance Share Units is made to a Participant with respect to an Award, the Committee must certify in writing (by resolution or otherwise) that the applicable Performance Levels under the Performance Measures, and any other material terms of the Award Certificate, were satisfied.

8.2  Distributions on Performance Share Units.


     Distributions to Participants on Performance Share Units with respect to Awards shall be made not later than 30 days following the date of the first regularly scheduled meeting of the Committee in the second calendar quarter of the year that follows the end of the applicable Performance Period. Distributions shall be made in a single lump sum, in cash or in shares of Common Stock, or in any combination of cash and Common Stock, as determined by the Committee in its sole discretion. To the extent that a distribution is made to a Participant in Common Stock, it shall be made on the basis of one share of Common Stock for each Performance Share Unit earned. To the extent that a distribution is made to a Participant in cash, it shall equal the product of (i) the Fair Market Value of a share of the Common Stock on the day prior to the distribution and (ii) the difference between the number of Performance Share Units earned by such Participant and the number of shares of Common Stock included in such distribution. In determining the form of distribution to a Participant, the Committee may consider, in addition to any other factors it may deem appropriate, the withholding tax liability of the Participant in connection with the distribution and the extent to which the Participant has taken actions toward satisfying the Stock Ownership Guidelines. Distributions to Participants in shares of Common Stock shall be subject to such restrictions as the Committee may in its discretion impose in order to comply with the requirements for exemption under Rule 16b-3, including, without limitation, the imposition of a 6-month holding period on the shares of Common Stock so distributed. Following completion of a distribution on Performance Share Units, such Performance Share Units shall be deemed cancelled and of no further effect.


                                   ARTICLE IX
                           TERMINATION OF EMPLOYMENT

9.1  Termination Upon Death or Disability.


     In the event of a Participant's termination of employment with the Company or a Subsidiary prior to the end of a Performance Period with respect to an Award by reason of the Participant's death or Permanent and Total Disability, the Participant will be eligible to earn a prorated number of Performance Share Units with respect to an Award for each such Performance Period which has not yet ended, based on the number of full months of participation during such Performance Period. In such a case, the Committee shall determine the number of Performance Share Units earned with respect to an Award based on the Company's degree of achievement under the applicable Performance Measures in the same manner as provided in Section 7.2 hereof, but based on Performance Levels prorated for the period through the full calendar year ending on or immediately prior to the date of termination of employment, and actual performance under such prorated Performance Levels for the same such period. Notwithstanding the foregoing, in the event of termination of employment by reason of death or Permanent and Total Disability during the first calendar year of a Performance Period, the number of Performance Share Units earned with respect to an Award shall be prorated as described above based on the Participant's number of full months of participation during the Performance Period, but shall be based on the applicable Target Award, rather than prorated Performance Levels and actual performance as described above.


9.2  Termination Upon Retirement.


     In the event of a Participant's termination of employment with the Company or a Subsidiary prior to the end of a Performance Period with respect to an Award by reason of the Participant's Retirement, the Participant will be eligible to earn a prorated number of Performance Share Units with respect to an Award for each such Performance Period which has not yet ended, based on the number of full months of participation during such Performance Period. In such a case, the Committee shall determine the number of Performance Share Units earned with respect to an Award based on the Company's degree of achievement under the applicable Performance Measures in the same manner as provided in Section 7.2 hereof, but based on Performance Levels prorated through the full calendar year in which the date of termination of employment occurs, and actual performance under such prorated Performance Levels for the same such period.

9.3  Termination for Other Reasons.

     In the event a Participant's employment with the Company or a Subsidiary is terminated for reasons other than death, Permanent and Total Disability or Retirement prior to the end of a Performance Period applicable to an Award, all rights under such Award shall be deemed forfeited.

                                   ARTICLE X

                               CHANGE IN CONTROL

10.1  Effects of Change in Control.

     Notwithstanding any provision of this Plan to the contrary, upon the occurrence of a "Change in Control" of the Company (as defined below), a Participant shall be eligible to earn all Performance Share Units subject to then-outstanding Awards in respect of Performance Periods that have not been completed, without proration to account for the partial period of employment service during such Performance Period. The determination as to the number of Performance Share Units earned shall be based on the Company's degree of achievement under the applicable Performance Measures in the same manner as provided in Section 7.2 hereof, but based on Performance Levels prorated through the full calendar quarter ending on or immediately prior to the effective date of the Change in Control and actual performance under such prorated Performance Levels for the same such period.

10.2  Definition of Change in Control.

     For purposes of the Plan, "Change in Control" means:

     (i) the consummation of any consolidation or merger of the Company pursuant to which (x) the stockholders of the Company immediately prior to the merger or consolidation do not represent, immediately after the merger or consolidation, the beneficial owners (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934 (the "Exchange Act")) of 75% or more of the combined voting power of the Company's (or the surviving entity's) then outstanding securities ordinarily (and apart from rights occurring in special circumstances) having the right to vote in the election of directors or (y) more than 25% of the shares of the Common Stock are converted in whole or in part into cash, securities or other property as a result of a tender, leveraged buyout or exchange offer, open market purchases, privately negotiated purchases or otherwise;

     (ii) the consummation of any sale, lease, exchange or transfer (in any single transaction or series of related transactions) of all or substantially all of the assets or business of the Company and its Subsidiaries; or

     (iii) the occurrence of any event the result of which is that any "person" (as such term is used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), other than (A) the Company or any Subsidiary, or (B) any employee benefit plan sponsored by the Company or any Subsidiary, shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company representing more than 25% of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing in special circumstances) having the right to vote in the election of directors, as a result of a tender, leveraged buyout or exchange offer, open market purchases, privately negotiated purchases, other arrangements or understandings or otherwise.

                                   ARTICLE XI

                             RIGHTS OF PARTICIPANTS

11.1  Beneficiaries.

     Each Participant shall be entitled to designate, in a written notice delivered to the Company by the Participant, the person or persons who will be entitled to receive the amounts, if any, distributable under the

Plan upon the Participant's death. The Participant may change his or her designation of beneficiary at any time. If there is no such surviving beneficiary, any amounts due with respect to the Participant shall be distributable to the Participant's estate.

11.2  Employment.

     Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or any Subsidiary.

11.3  Participation.

     No Participant shall at any time have a right to be selected for participation in the Plan for any Performance Period, despite having be selected for participation in a previous Performance Period.

11.4  Nontransferability.

     No Performance Share Units granted to or earned by a Participant may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

11.5  Rights to Common Stock.

     Awards of Performance Share Units do not give a Participant any rights whatsoever with respect to shares of Common Stock until such time and to such extent that distribution with respect to an Award is made in shares of Common Stock.

11.6  Relationship to Other Benefits.

     No distribution under the Plan shall be taken into account in determining any benefits under any pension, retirement, group insurance, or other benefit plan of the Company or any Subsidiary, except to the extent specifically provided in any such plan.

                                  ARTICLE XII

                           TERMINATION AND AMENDMENT

     The Board may terminate, amend or modify the Plan at any time and in any manner. Solely to the extent deemed necessary or advisable by the Board, for purposes of complying with Section 162(m) or the rules of any securities exchange or for any other reason, the Board may seek the approval of any such amendment by the Company's stockholders. Any such approval shall be by the affirmative votes of the stockholders of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with applicable state law and the Certificate of Incorporation and By-Laws of the Company.

     Notwithstanding the foregoing, no termination, amendment or modification of the Plan shall in any manner adversely affect any outstanding Awards under the Plan, without the written consent of the Participant to whom such Award was granted.

                                  ARTICLE XIII

                                 LEGAL MATTERS

13.1  Tax Withholding; Section 83(b) Election.

     In order to comply with all applicable federal and state income, social security, payroll, withholding or other tax laws or regulations, the Committee may establish such rules as it deems appropriate with respect to such laws and regulations, including, without limitation, the establishment of rules to ensure that all such taxes are withheld or collected from such Participant. Such rules shall include, but shall not be limited to, the

Committee's right to withhold from the distribution with respect to any Award the amount necessary to satisfy all such withholding tax obligations. If a Participant shall make an election pursuant to section 83(b) of the Code, the Participant shall promptly furnish the Company with a copy of such election, together with a payment equal to the amount of all federal, state, local or other taxes required to be withheld.

13.2  Compliance with Law.

     The Plan, the Awards granted hereunder, and the transfer by the Company of shares of Common Stock pursuant to Awards shall be subject to all applicable laws and regulations, including applicable federal and state securities laws and regulations, and to approvals by any governmental or regulatory agency as may be required. The Committee may take such action as it deems necessary to assure compliance with any such law, regulation or required approval.

13.3  Severability.

     If any provision of the Plan or any Award Certificate shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

13.4  Governing Law.

     To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

13.5  Plan Binding on Successors.

     The Plan shall be binding upon the Company, its Subsidiaries, their successors and assigns, and the Participant, his executor, administrator and permitted transferees.

13.6  Construction and Interpretation.

     Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender. Headings of Articles and Sections hereof are inserted for convenience and reference and constitute no part of the Plan.

13.7  Rule 16b-3.

     The Company intends that the Plan and the Awards satisfy the applicable requirements of Rule 16b-3, so that the grant of Awards to Participants who are or become subject to Section 16 of the Securities Exchange Act of 1934 shall qualify for exemption under Rule 16b-3. If any provision of this Plan would otherwise frustrate or conflict with the intent expressed in this Section 13.7, that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, such provision shall be deemed void as applicable to such Participants with respect to whom such conflict exists.

13.8  Section 162(m).

     The Company intends that the Plan and the Awards satisfy the applicable requirements of Section 162(m), including the requirements for performance-based compensation under Section 162(m)(4)(C), so that the Company's tax deduction for remuneration in respect of such Awards granted to Participants who are or become subject to Section 162(m) is not disallowed in whole or in part by the operation of Section 162(m). In this connection, the material terms of the Performance Measures must be disclosed to and reapproved by the stockholders of the Company no later than the first stockholder meeting that occurs in the fifth year following the year in which such stockholders previously approved the Performance Measures. If any provision of this Plan (other than Article XII) would otherwise frustrate or conflict with the intent expressed in this Section 13.8, that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, such provision shall be deemed void as applicable to such Participants with respect to whom such conflict exists.

                                                                       EXHIBIT C

                              EXECUTIVE RISK INC.
                          INCENTIVE COMPENSATION PLAN
                                    (POOL A)

I. Purpose

     The Plan is designed to:

     - Reward successful management of the business

     - Support retention of key executives


     - Provide a vehicle through which the Company can base incentive compensation on the Company's performance.


II.  Definitions

     Unless otherwise expressly provided, the following definitions are applicable throughout the remainder of this Plan:

      (1) AFFILIATE means, with respect to any person, any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such person. For purposes of this definition, the term "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such person, whether through the ownership of voting securities or by agreement or otherwise.

      (2) AWARD means the dollar amount earned by a Participant under the Plan.

      (3) BENEFICIARY means the person or persons designated, in a written notice delivered to the Company, by the Participant to receive the amount, if any, payable under the Plan upon the Participant's death. If there is no such surviving Beneficiary, any amounts due with respect to the Participant shall be payable to the Participant's estate.

      (4) BOARD means ERI's Board of Directors.

      (5) BOOK VALUE PER SHARE means stockholders' equity per common share, including or excluding with respect to any Plan Year, as determined by the Committee within 90 days of the beginning of such Plan Year, the effects of FAS 115.

      (6) CEO means the Chief Executive Officer of ERI.

      (7) CFO means the Chief Financial Officer and Chief Actuary of ERI.

      (8) CHAIRMAN means the Chairman of ERI.

      (9) COMMITTEE means the Committee on Directors and Compensation of the Board.

     (10) COMPANY means Executive Risk Inc. and its Subsidiaries.

     (11) EPS means the consolidated operating earnings per common share on a fully diluted basis of the Company (or Peer Group company, as applicable).

     (12) ERI means Executive Risk Inc.

     (13) ERMA means Executive Risk Management Associates.

     (14) EXPENSE RATIO means the expense ratio component of the Company's combined ratio, prepared in accordance with generally accepted accounting principles ("GAAP"), as reported in ERI's Annual Report to stockholders.

     (15) GPW -- FACILITY means (i) the gross premiums written during the Plan Year, on a direct or assumed reinsurance basis, by ERMA, UPEX and any other Subsidiary or Affiliate of ERI acting as an agent or underwriting manager for one or more insurance companies, plus (ii) all gross premiums written during the Plan Year, on a direct or assumed reinsurance basis, by the insurance company Subsidiaries of ERI which are not included in the premiums identified in clause (i) of this definition. For purposes of this definition, the gross premiums written of the insurance company Subsidiaries of ERI shall be calculated on a consolidated basis.

     (16) GPW -- INSURANCE COMPANIES means the consolidated gross written premiums of ERI's insurance company Subsidiaries for the Plan Year.

     (17) KEY PERFORMANCE VARIABLES means the components of the Plan which are weighted to determine all or a portion of each Participant's Award. With respect to each Plan Year, such Variables must include Report Year Loss Ratio and ROE and may include GPW -- Facility,
          GPW -- Insurance Companies, Pre-tax Operating Earnings, EPS, Book Value Per Share, Total Cash and Invested Assets, Expense Ratio and Stock Price. Except as otherwise expressly provided or the context otherwise requires, financial and accounting terms used in the Plan, including terms defined herein as Key Performance Variables, are used as defined for purposes of, and shall be determined in accordance with, GAAP and as derived from (i) in the case of the Company, the audited financial statements of the Company, prepared in the ordinary course of business and (ii) as to Peer Group companies, the audited financial statements of such companies and/or information with respect to such companies published by one or more investment or financial institutions not controlling, controlled by, or under common control with the Company, such as Conning & Company or Fox-Pitt, Kelton, Inc.

     (18) MAXIMUM means the level of performance, with respect to any Key Performance Variable, which if met or exceeded will result in the earning of the maximum Award allocation for such Key Performance Variable under the Plan.

     (19) PARTICIPANT means any member of the Company's management selected by the Committee to whom an Award may be granted hereunder, as described in Paragraph III(b). Such Participants may be referred to in other incentive compensation plans of the Company as "Pool A employees."


     (20) PEER GROUP means the insurance companies that are designated by the Committee from time to time for purposes of measuring the relative performance of the Company under a Key Performance Variable, with such designation to be made with respect to a stipulated Plan Year within the time period specified in Paragraph III(e) hereof for establishing the specific Key Performance Variables for each Plan Year.


     (21) PLAN means this Incentive Compensation Plan (Pool A).


     (22) PLAN YEAR means the 12-month period used as the annual accounting period by the Company.


     (23) PRE-TAX OPERATING EARNINGS means the consolidated earnings of ERI excluding realized gains and losses, taxes and the charge to earnings resulting from this Plan and any similar plans and awards.


     (24) REPORT YEAR LOSS RATIO means consolidated GAAP loss and loss adjustment expenses incurred by ERI's insurance company Subsidiaries for the report year corresponding to a Plan Year, as a percentage of consolidated GAAP earned premiums for such Plan Year.



     (25) RESERVES means the estimate of expected consolidated loss and loss adjustment expenses of the insurance company Subsidiaries of ERI, as determined by the firm of independent actuaries appointed by the Board to provide a Statement of Actuarial Opinion concerning the annual financial statements of the insurance company Subsidiaries of ERI. Such determination shall be made in a manner consistent with Standards of Practice issued by the Actuarial Standards Board (including the Casualty Actuarial Society's Statement of Principles Regarding Property and Casualty Loss and Loss Adjustment Expense Reserves).

     (26) RETURN ON EQUITY ("ROE") means consolidated return on equity of the Company (or Peer Group company, as applicable), determined by dividing the consolidated net income of the Company (or Peer Group company, as applicable), excluding realized capital gains and losses (net of taxes) by the average consolidated stockholders' equity of the Company, (or Peer Group company, as applicable), excluding the effects of FAS 115.


     (27) SALARY means the aggregate of a Participant's annual base salary and annual variable compensation as of the last day of the Plan Year with respect to which the Award relates, as established by the Board.


     (28) SECTION 162(M) means Section 162(m) of the Internal Revenue Code of 1986, as amended, and applicable interpretive authority thereunder.

     (29) STOCK PRICE means the average closing price on the New York Stock Exchange for ERI Common Stock for the last 30 days of the Plan Year.

     (30) SUBSIDIARY means any corporation in which 50% or more of the voting stock is owned, directly or indirectly, by ERI and any unincorporated entity in which ERI has a 50% or more capital interest or with respect to which ERI has the power, directly or indirectly, to designate 50% or more of the individuals exercising functions similar to a board of directors.

     (31) TARGET means the level of performance, with respect to any Key Performance Variable, which if met will result in the earning of the target Award allocation for such Key Performance Variable under the Plan.

     (32) THRESHOLD means the level of performance, with respect to any Key Performance Variable, which if met will result in the earning of the minimum Award allocation for such Key Performance Variable under the Plan.

     (33) TOTAL CASH AND INVESTED ASSETS means total cash and invested assets of the Company as of the end of the Plan Year as set forth in ERI's Annual Report to stockholders.

     (34) UPEX means UAP Executive Partners.

     (35) WEIGHTING means the percentage weight (out of 100%) allocated by the Committee to each of the Key Performance Variables for purposes of determining the amount of each Participant's Award.

III. Administration

(a) Committee

     The Plan shall be administered by the Committee. Each Committee member shall, at all times while serving, satisfy the requirements of an "outside director" within the meaning of Section 162(m). The Committee shall have the authority, in its sole discretion, to (i) interpret the Plan, adopt, amend and rescind rules and regulations relating to the Plan and take all other action necessary or advisable for the implementation and administration of the Plan,
(ii) delegate to a committee any or all of its responsibilities, functions, or duties under the Plan, including the administration thereof; provided, however, that the Committee may not delegate certain of its responsibilities hereunder if such delegation would jeopardize compliance with the requirements of Section 162(m), (iii) approve the selection of employees who are to be Participants in the Plan, and (iv) determine the annual Plan Thresholds, Targets, Maximums and Weightings, and the Key Performance Variables, within 90 days of the beginning of each Plan Year.

     Decisions and determinations of the Committee on all matters relating to the Plan shall be in its sole discretion and shall be conclusive. No member of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder.

(b) Eligibility for Participation

     Participants shall be recommended to the Committee by the CEO and Chairman for each Plan Year from the key management of the Company. Unless the Committee should affirmatively state to the contrary, ERI's CEO, Chairman and CFO, as they shall be appointed from time to time, are hereby selected as Participants. The Committee may select other individuals as Participants and in making such further selections, consideration will be given to the functions and responsibilities of the individual, past and potential contributions to annual results and sound growth, the value of his or her services to the Company and any other factors deemed relevant by the Committee. Within 90 days of the beginning of each Plan Year, the Committee shall identify which employees shall be Participants with respect to such Plan Year.


     Each Participant shall be notified in writing of his or her selection to participate in the Plan and each of the Key Performance Variables and the Weightings and percentages of Salary to be used to determine his or her Award for such Plan Year.


(c) Effective Date and Term of the Plan

     The Plan, as amended and restated, shall become effective as of January 1, 1997, subject to approval of the Plan by the stockholders of ERI at the 1997 annual meeting of ERI, but the provisions of the Plan as in effect prior to such amendment and restatement shall apply to that portion of bonuses payable under the Plan with respect to Plan Years prior to 1997 which remains to be paid to employees. The Plan may be terminated as described in Paragraph IV(f) of the Plan. All Awards made under the Plan prior to its termination shall remain in effect until satisfied or otherwise terminated in accordance with the Plan and the terms of such Awards.

(d) Plan Thresholds, Targets and Maximums

     Each Participant's Award shall be the sum of those amounts, if any, allocable to attainment of the Key Performance Variables, calculated pursuant to Paragraph III(e) below.

     As to each Plan Year, failure to meet the Threshold for any Key Performance Variable shall mean that no Award allocation will be made for such Key Performance Variable.


     As to each Plan Year, the Committee shall establish a schedule of the Thresholds, Targets and Maximums for Key Performance Variables, on an absolute basis or on a relative basis by comparison to the Company's Peer Group, as well as the Weighting of the Key Performance Variables, within 90 days of the beginning of each such Plan Year. The respective percentages of Salary which would apply if the Threshold, Target or Maximum objectives for all Key Performance Variables for each Participant were met exactly shall be determined by the Committee within 90 days of the beginning of each Plan Year.


(e) Determination of Award Level

     At the completion of each Plan Year (subject to Paragraph III(g) below), the Committee shall assess the performance of the Company and determine the Award levels for each Participant, as described herein. The Committee shall certify in writing (by resolution or otherwise) prior to the payment of an Award that the applicable Key Performance Variables, the target levels and any other material terms of the Plan were in fact satisfied.

     The Award for each Participant shall be calculated as a percentage of the Participant's Salary for the Plan Year; provided, however, that the maximum Award for any Participant with respect to any Plan Year shall not exceed $1,000,000.

     Interpolation will be used to determine Award allocations for performance between the Threshold, Target and Maximum levels for each Key Performance Variable.

     The dollar amount of each Award shall be the sum of the allocations for each of the Key Performance Variables, which allocations shall equal the individual's Salary times the Weighting percentage for the Key Performance Variable times the applicable percentage of Salary for the performance level achieved as provided in this Paragraph III(e). However, for any Plan Year, the CEO and the Chairman of ERI may jointly recommend to the Committee that no Award be made for a Participant or that an Award be made in an amount less than that derived from the formula set forth in the foregoing sentence. Following receipt of such a recommendation, the Committee shall determine whether the Participant shall receive no Award, or a reduced Award, for the Plan Year and the decision of the Committee shall be conclusive.


     As and to the extent permitted by Section 162(m), in the event of (i) a change in corporate capitalization, a corporate transaction or a complete or partial corporate liquidation, or (ii) any extraordinary gain or loss or other event that is treated for accounting purposes as an extraordinary item under GAAP or (iii) any material change in accounting and actuarial policies or practices affecting the Key Performance Variables, the Committee shall make adjustments to the Key Performance Variables and Threshold, Target and Maximum objectives, based solely on objective criteria, so as to neutralize the effect of the event on all affected Awards.



     The specific Key Performance Variables, Threshold, Target and Maximum objectives and Weightings with respect to an Award must be established by the Committee not later than 90 days after the commencement of the applicable Plan Year and while the performance relating to the Key Performance Variables and Threshold, Target and Maximum objectives remains substantially uncertain. Notwithstanding anything elsewhere in the Plan to the contrary, as and to the extent required by Section 162(m), the grant of an Award to a Participant must state, in terms of an objective formula or standard, the method of computing the amount of compensation payable to the Participant if the Threshold, Target and Maximum objectives are attained, and must preclude discretion to increase the amount of compensation payable that would otherwise be due upon attainment of such goals. Notwithstanding the foregoing, the Committee may, in its sole discretion, reduce the amounts payable to a Participant with respect to an Award for any reason whatsoever.


(f) Payment of Awards

     Each of the Awards for any Plan Year shall be paid out as follows:

     (1) The portion of the Award allocable to all Key Performance Variables other than ROE and Report Year Loss Ratio shall be paid in the month of February following the Plan Year or, if calculation of payment is not possible by that time, then as soon as is practicable thereafter.

     (2) The portion of the Award allocable to ROE shall be paid within two weeks of the first regularly scheduled Board Meeting of the second calendar quarter following the Plan Year.


     (3) The portion of the Award allocable to the Report Year Loss Ratio shall be paid in the month of February or March of the fourth year following the Plan Year and shall be adjusted upward or downward, by the Committee, using a lookback adjustment, as described below. Interest shall accrue for a period of three years on this portion of the award at a rate equal to the weekly average rate for the most current three year U.S. Treasury Bond as published in The Wall Street Journal for the week ended immediately preceding the Committee meeting at which the Award originally was approved.


          The look-back adjustment shall be based upon a determination of the total of paid losses and aggregate outstanding case loss Reserves and/or incurred but not reported Reserves for the report year corresponding to the Plan Year. The resulting Report Year Loss Ratio figure will then be compared to the calculation determined for the original Plan Year. If the result differs by more than plus or minus one-half of one percent (0.5%), the Report Year Loss Ratio shall be adjusted solely for purposes of this Plan and the portion of the Award allocable to the Report Year Loss Ratio will be adjusted accordingly. In determining the adjustment, if any, the Committee will base its calculations on the estimates of Reserves prepared by the independent actuarial firm retained by the Company to certify the Reserves to state insurance departments. Notwithstanding the foregoing, amounts payable pursuant to this Paragraph III(f)(3) shall not cause the aggregate Award payable to any Participant for any Plan Year to exceed the maximum annual Award payable to any Participant pursuant to Paragraph III(e) hereof.

(g) Conditions to Award Payouts

     In order to receive any payment for any Award with respect to any Plan Year, including without limitation payments of the portion of Awards for any Plan Years allocable to Report Year Loss Ratio under Paragraph III(e) hereof, a Participant must: (i) be actively employed by the Company on the day scheduled hereunder for such payment; or (ii) have become disabled (which, for these purposes, means the inability, due to physical or mental illness, to substantially perform the duties of employment which the employee customarily performed for the Company immediately prior to becoming disabled) before the day scheduled hereunder for such payment; or (iii) have retired, (1) at age 65 or greater or (2) at age 50 or greater so long as the Participant's age plus his or her full years of employment by the Company equals or exceeds 60, before the day scheduled hereunder for payment; or (iv) have been granted a leave of absence before the day scheduled hereunder for such payment; or (v) have died before the day scheduled hereunder for such payment.

     Participants who have become disabled, retired or been granted a leave of absence during the Plan Year and Beneficiaries of Participants who have died during the Plan Year shall be eligible to receive a pro rata Award in respect to such Plan Year equal to the full year Award (determined in accordance with Paragraph III(e) hereof) multiplied by the actual number of whole months (or fractions thereof) of active employment during such Plan Year divided by 12.

     In any other case, including the case of a Participant who voluntarily terminates or is terminated by the Company, except as provided in paragraph III(h) hereof, all Award funds due, but not previously paid to the Participant, shall be forfeited and retained by the Company.

(h) Deferral of Awards

     Each Participant may elect to defer the receipt of 50% or 100% of the aggregate amount of any Award payment otherwise payable at a specific time under the Plan. In order to defer any such amount, the Participant shall file a form with ERI confirming his or her election to have the payment of such amount deferred to a future date.

     No such future date shall be earlier than the January 1 of the third calendar year after the calendar year in which such payment would otherwise be made under the Plan, or later than December 31 of the seventh calendar year after the calendar year in which the payment would otherwise be made under the Plan or, if earlier, the calendar year in which the Participant will attain the age of 70.

     A deferral election must be filed no later than the December 31 preceding the Plan Year with respect to which the deferred payment is to be made under the Plan (or, if later, within 30 days after the date the individual first becomes a Participant). Except as provided in the paragraph immediately below, any amounts deferred shall be deemed to earn interest from the time they would have been paid to the Participant but for an election under this Paragraph III(h), to such time as the amounts are actually distributed to the Participant or his Beneficiary. The rate of interest to be credited to amounts deferred hereunder shall equal the weekly-average rate for the most current U.S. Treasury Bond having a period of maturity closest to the period of deferral chosen as published in The Wall Street Journal for the week ended immediately preceding the week in which the payment would ordinarily be made under the Plan.

     In the case of a Participant whose employment by the Company has terminated for any reason other than death or disability, the principal balance of any payment credited but deferred hereunder shall be distributed to the Participant in a lump sum, on the earlier of (i) the future date elected by the Participant for such distribution under this Paragraph III(h) or (ii) 30 days following the termination of the Participant's employment. In such circumstances, no payment of interest shall be paid to the Participant with respect to such deferred amount, as payment of interest shall be deemed to have been waived. In the case of a Participant who dies or terminates employment with the Company due to a disability, the balance of any payment credited but deferred hereunder, together with interest accrued pursuant to this Paragraph III(h), shall be distributed in a lump sum to the designated Beneficiary of the Participant, or to the Participant in the case of disability, on the earlier of (i) the future date elected by the Participant for such distribution under this Paragraph III(h) or
(ii) the January 31 following the year in which the Participant dies or (iii) six months after the Participant has left the employment of the Company due to such disability. A Participant's deferred payment balance, together with interest accrued pursuant to this Paragraph III(h), shall also be payable, upon the Participant's request, in the event of an unforeseeable emergency (to the extent reasonably needed to satisfy the emergency need), as determined by the Committee in accordance with the standards set forth in Section 1.457-2(h)(4) of the Treasury Regulations.

     Title to and beneficial ownership of any assets, whether cash or investments, with which the Company may choose to make payments of Awards, including deferred payments with respect to Awards, shall at all times remain in the Company and the Participant shall not have any property interest whatsoever in any specific assets of the Company. In addition, the Participant's interest in Awards, including deferred payments with respect to Awards, shall be limited to the right to receive payments pursuant to the terms of the Plan and such right shall be in no way secured.

IV. Miscellaneous

(a) Rights to Award

     No person, other than a Participant or his or her designated Beneficiary or legal representatives, shall have any claim or right to receive an Award under this Plan. Neither a Participant to whom an Award has been made nor his or her designated Beneficiary or legal representative shall have any right or interest in the Award until payment thereof shall have become due in accordance with Paragraph III(f) hereof.

(b) Non-Assignability

     The rights of a Participant under the Plan are not assignable during his or her lifetime, except by will or by the laws of descent and distribution.

(c) Right to Employment

     Nothing in the Plan shall confer upon any Participant the right to continue in the employ of the Company or affect the right of the Company to terminate the employment of such Participant.

(d) Withholding Taxes

     Plan payments are to be made in cash and shall be net of an amount sufficient to satisfy any Federal, state and/or local withholding or other employment tax requirements.

(e) Newly Eligible Employees

     The Committee shall be entitled to make such rules, regulations, determinations and Awards as it deems appropriate in respect of any employee who becomes eligible to participate in the Plan after the commencement of a Plan Year.

(f) Termination; Amendment

     The Board shall have the right to terminate the Plan and the Committee shall have the right to amend or suspend the Plan at any time, provided, however, that (i) no such termination, amendment or suspension shall, without the consent of the respective Participants, operate to annul an Award attributable to any completed Plan Year and (ii) solely to the extent deemed necessary or advisable by the Board, for purposes of complying with Section 162(m) or for any other reason, the Board may seek the approval of any such amendment by the Company's stockholders. Any such approval shall be by the affirmative votes of stockholders of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with applicable state law and the Certificate of Incorporation and By-Laws of the Company.

(g) Beneficiaries

     If a Participant dies prior to the completion of a Plan Year or prior to the payment of an Award for a completed Plan Year, any funds due to the Participant shall be paid to the Participant's Beneficiary.

(h) Section 162(m)

     The Company intends that the Plan and the Awards satisfy the applicable requirements of Section 162(m), including the requirements for performance-based compensation under Section 162(m)(4)(C), so that the Company's tax deduction for remuneration in respect of such Awards granted to Participants who are or become subject to Section 162(m) is not disallowed in whole or in part by the operation of Section 162(m). In this connection, the material terms of the Key Performance Variables must be disclosed to and reapproved by the stockholders of the Company no later than the first stockholder meeting that occurs in the fifth year following the year in which such stockholders previously approved the Key Performance Variables. If any provision of this Plan (other than Paragraph IV(f) hereof) would otherwise frustrate or conflict with the intent expressed in this Paragraph IV(h), that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, such provision shall be deemed void as applicable to such Participants with respect to whom such conflict exist.

                                                                       EXHIBIT D

                              EXECUTIVE RISK INC.
                         NONQUALIFIED STOCK OPTION PLAN

PURPOSE OF THE PLAN.

     The purpose of the Executive Risk Inc. Nonqualified Stock Option Plan (the "Plan") is to further the long-term growth in earnings of Executive Risk Inc. (the "Company") by offering special incentives in the form of a nonqualified stock option plan for the benefit of those officers or employees of the Company and of any of its Subsidiaries who will be largely responsible for such growth. It is the express purpose of this Plan to provide such officers and employees with the opportunity to acquire or increase their equity ownership in the Company through the purchase of shares of the Company's Common Stock under a plan which is not designed to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

DEFINITIONS.

     The singular shall include the plural and vice versa, and the use of one gender shall be deemed to include the other whenever appropriate.

     a. Beneficiary -- Any person who may, under a Participant's will or under the laws of descent and distribution, including the Participant's personal representative, succeed to the Participant's right to exercise any Option by reason of the Participant's death.

     b. Committee -- The Committee appointed by the Board of Directors of the Company pursuant to Section 3 hereof.

     c. Option -- A Participant's right to purchase one or more shares of Stock, as granted and determined in accordance with the provisions of this Plan.

     d. Option Price -- The amount to be paid for the purchase of shares of Stock on exercise of an Option as determined by the Committee in accordance with the provisions of this Plan.

     e. Employee -- Any person, including any officer, employed by the Company or any Subsidiary of the Company.

     f. Employment -- The time period during which any individual is an Employee.

     g. Participant -- An Employee who becomes eligible to participate in this Plan under Paragraph 4 hereof.

     h. Permanent and Total Disability -- The inability of a Participant to engage in his normal employment activity by reason of any medically determined physical or mental impairment that can be expected to result in death or that can be expected to last for a continuous period of not less than 12 months.

     i. Stock -- The Company's $.01 par value common stock.

     j. Subsidiary -- Any corporation of which 50 percent or more of the combined voting power of all classes of stock is owned by the Company or a Subsidiary of the Company.

3. ADMINISTRATION OF THE PLAN.

     a. The Plan shall be administered by a Committee comprised of no fewer than two persons which is a committee of the Board of Directors of the Company or a subcommittee thereof. Solely to the extent deemed necessary or advisable by the Board, each Committee member shall satisfy the requirements of (i) a "nonemployee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act") and (ii) an "outside director" within the meaning of Section 162(m) of the Code.

     b. Subject to the provisions of the Plan, the Committee shall have exclusive power to select the Employees to be granted Options pursuant to the Plan, to determine the number of shares of Stock to be covered by any Option, to determine the Option Price for any Stock, and to determine the conditions subject to which Options may be granted or exercised. Notwithstanding the foregoing, the maximum number of aggregate shares of Common Stock that may be subject to Options granted to any Participant during the ten-year term of the Plan under Section 5b hereof shall be 750,000 shares, subject to adjustment as provided in Section 12c hereof.

     c. Decisions and determinations by the Committee shall be final and binding upon all parties, including stockholders, Participants, Beneficiaries, and other Employees. The Committee shall have the authority to interpret the Plan, to establish and revise rules and regulations relating to the Plan, and to make any other determinations that it believes necessary or advisable for the administration of the Plan.

     d. It is the intent of the Company that the Plan comply in all respects with Section 162(m) of the Code with respect to persons who are or may become "covered employees" within the meaning of Section 162(m) of the Code, that any ambiguities or inconsistencies in constructions of the Plan be interpreted to give effect to such intention and that if any provision of the Plan is found not to be in compliance with Section 162(m) of the Code, such provisions shall be deemed null and void to the extent required to permit the Plan to comply with
Section 162(m) of the Code. The Committee may adopt rules and regulations under the Plan in furtherance of the intent of the foregoing.

4. PARTICIPATION.

     Participants in the Plan shall be selected by the Committee from among the Employees.

5. TERMINATION OF PLAN.

     The Plan shall terminate on November 13, 2003, which is the date ten years after the date on which it was adopted by the Board of Directors of the Company, but the Board of Directors may terminate the Plan at any time prior thereto. Termination of the Plan under this Section 5b shall not alter or impair any of the rights or obligations under any option previously granted under the Plan without the consent of the holder of the option.

6. LIMITATIONS ON NUMBER OF SHARES SUBJECT TO OPTIONS.

     The number of shares of Stock that may be issued pursuant to Options granted under this Plan shall not exceed 3,000,000 shares. If any Options granted under this Plan expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such expired or terminated Options may again be optioned under this Plan, subject to its terms.

7. DURATION OF OPTIONS.

     Options granted to Participants shall be exercisable within 121 months after the date of grant or within such shorter period as may be determined by the Committee.

8. OPTION PRICE.

     The Option Price for each share of Stock subject to any Option granted to Participants shall be determined by the Committee in its sole discretion.

9. TERMS OF EXERCISE.

     a. Medium of Payment. The Option Price for shares purchased through the exercise of an Option shall be payable either in cash or in shares of Stock, as determined by the Committee.

     b. Transferability of Options. All Options shall be nontransferable except
(i) upon the Participant's death, by the Participant's will or the laws of descent and distribution or (ii) on a case-by-case basis as may be approved by the Committee in its discretion, in accordance with the terms provided below. Each Option Agreement shall provide that the Participant may, during his lifetime and subject to the prior approval of the Committee at the time of proposed transfer, transfer all or part of the Option to a Permitted Transferee (as defined below), provided that such transfer is made by the Participant for estate or tax planning purposes or for donative purposes and no consideration (other than nominal consideration) is received by the Participant therefor. The transfer of an Option shall be subject to such other terms and conditions as the Committee may in its discretion impose from time to time, including a condition that the portion of the Option to be transferred be vested and exercisable by the Participant at the time of transfer. Subsequent transfers of an Option transferred under this paragraph 9.b. shall be prohibited other than by will or the laws of descent and distribution upon the death of the transferee.

     For purposes hereof, a "Permitted Transferee" shall be any member of the Participant's immediate family or a charitable institution (each as defined below), or a trust for the exclusive benefit of such immediate family members and/or charitable institution, or to a partnership, corporation or limited liability company the equity interests of which are owned exclusively by the Participant and/or one or more members of his immediate family. For purposes of the preceding definition, (i) the "immediate family" of the Participant shall mean and include the Participant's spouse, any descendant of the Participant or his spouse (including descendants by adoption), and any descendant of either parent of the Participant (including descendants by adoption), and (ii) a "charitable institution" shall mean and include any organization described in each of sections 170(b)(1)(A), 170(c), 2055(a) and 2522(a) of the Code, as well as any charitable remainder trust created under section 664 of the Code, the income beneficiary of which is a member of the Participant's immediate family or a trust or other entity described above in this paragraph (b).

     c. Transferability of Stock. All Options shall be granted on the condition that the Participant shall not resell any Stock purchased by the exercise of an Option except in compliance with all applicable state and federal securities laws and regulations. Unless there is a registration statement in effect with respect to the resale of Stock subject to an Option held by the Participant, each Participant shall, prior to the exercise of any Option, deliver to the Company a written representation in form satisfactory to the Committee that it is his intention to acquire the shares for investment and not for resale, and each Participant shall, prior to any transfer of Stock purchased through the exercise of an Option, advise the Company of the proposed transfer and demonstrate, to the satisfaction of the Committee, that such transfer is in compliance with such laws and regulations.

     d. Waiting period. An Option granted under the Plan shall be exercisable in installments as follows: to the extent of 20 percent of the number of shares originally covered thereby on the later of the date the Plan becomes effective or the date on which the Participant holding such Option becomes an Employee, and, to the extent of an additional 20 percent of the number of such shares, on each of the first, second, third and fourth anniversaries of the date on which such Participant becomes an Employee and such installments shall be cumulative. Notwithstanding the foregoing, the Committee, in its sole discretion, may prescribe a different installment exercise provision in an Option Agreement for an Option granted to a Participant under the Plan.

     e. Other Terms. The Committee shall have the power to determine such additional terms for the exercise of Options not inconsistent with the terms of this Plan as it deems appropriate.

10. TERMINATION OF EMPLOYMENT.

     a. For Reasons Other Than Death, Disability or Retirement. If any Participant's Employment should terminate for any reason other than his death, his Permanent and Total Disability or his Retirement (as defined below) at a time when one or more of the Participant's Options remains outstanding, then each such Option shall terminate on the earlier to occur of (i) the date of expiration of the Option provided in the Option Agreement or (ii) the date that is three months after the date of such termination of Employment.

     b. Participant's Death, Disability or Retirement. If a Participant's Employment is terminated by reason of his death, Permanent and Total Disability or his Retirement (as defined below) at a time when one or more of his Options remains outstanding, then each such Option shall terminate on the earlier to occur of (i) the date of expiration of the Option provided in the Option Agreement or (ii) three years after the date of his death, Permanent and Total Disability or Retirement. In the event of the Participant's death, the Option shall be exercisable by the Participant's Beneficiary. For purposes hereof, "Retirement" means termination of employment with the Company (x) at age 65 or greater or (y) at age 50 or greater so long as the Participant's age plus his full years of employment (measured based on 12 full calendar months of service) by the Company or any Subsidiary equals or exceeds 60.

     c. Notwithstanding the foregoing provisions of this Section 10, but subject to the provisions of Section 7, the Committee, in its sole discretion, may provide in an Option Agreement for any shorter or longer exercise period upon termination of employment for any reason, and may extend the date upon which any Option may expire in the event of a Participant's termination of employment for any reason.

11. OPTION AGREEMENT.

     Upon the grant of any Option hereunder, the Participant shall be required to sign an Option Agreement, in such form as shall be prescribed by the Committee, reflecting the terms and conditions of the Option. Each such Option Agreement shall refer to this Plan and shall give notice to the Participant that all Options are subject to the terms and conditions of this Plan.

12. MISCELLANEOUS PROVISIONS.

     a. This Plan shall be governed by, and construed in accordance with Delaware law.

     b. No Employee or other person shall have any claim or right to become a Participant of this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving to any Employee any right to remain employed.

     c. In the event that there is any change in the Stock through merger, consolidation, reorganization, recapitalization or otherwise, or if there shall be any dividend on the Stock payable in such stock or if there shall be a stock split, combination of shares or other changes in the Company's capital structure, the number of shares available for option under this Plan shall be proportionately adjusted by the Committee to reflect any such change and the shares subject to Options previously granted and the price per share in each Option shall be proportionately adjusted by the Committee as it deems equitable, in its absolute discretion, to prevent dilution or enlargement of the Participant's rights under the Option. The issuance of stock for consideration and the issuance of stock rights shall not be considered a change in the Company's capital structure. No adjustment provided for in this paragraph shall require the issuance of any fractional share.

     d. The Company shall at all times during the term of this Plan reserve and keep available an amount of Stock sufficient to satisfy the requirements of this Plan, and shall pay all fees and expenses necessarily incurred by the Company in connection with the exercise of Options granted hereunder. In addition, to the extent that the Stock is registered pursuant to any Federal or State securities statutes and/or listed on any national, regional or local stock exchange, the Company shall cause any and all Stock issued or to be issued under this Plan to be so registered and/or listed, at the sole expense of the Company.

     e. The Board of Directors of the Company may at any time terminate or amend this Plan in any respect. Solely to the extent deemed necessary or advisable by the Board, for purposes of complying with Section 162(m) of the Code or the rules of any securities exchange or for any other reason, the Board may seek the approval of any such amendment by the Company's stockholders. Any such approval shall be by the affirmative votes of the stockholders of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with applicable state law and the Certificate of Incorporation and By-Laws of the Company. Notwithstanding the foregoing, no termination or amendment of the Plan shall in any manner affect any Option theretofore granted without the consent of the Optionee or his Beneficiary.

                               EXECUTIVE RISK INC.
                                    BOX 2002
                           SIMSBURY, CONNECTICUT 06070

                                      PROXY

                          ANNUAL MEETING - MAY 9, 1997
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                  The undersigned stockholder hereby appoints Robert H. Kullas, Stephen J. Sills and LeRoy A. Vander Putten, and each of them, the proxies and attorneys of the undersigned to vote all shares of Common Stock which the undersigned is entitled to vote at the 1997 Annual Meeting of Stockholders of Executive Risk Inc., or any adjournment thereof, upon the matters described at the bottom, and in their discretion on such other business as may properly come before the meeting or any adjournment, all in accordance with the accompanying Notice and Proxy Statement, receipt of which is acknowledged.

         PURSUANT TO THE RECOMMENDATION OF THE BOARD OF DIRECTORS, THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTOR EACH PERSON NAMED IN PROPOSAL 1 AND FOR PROPOSALS 2 THROUGH 6 INCLUSIVE.

    ------------------------------------------------------------------------
1. ELECTION OF DIRECTORS -

FOR all nominees [ ]      WITHHOLD AUTHORITY to vote [ ]     *EXCEPTIONS  [ ]
listed below              for all nominees listed below


Nominees: 1--JOHN G. CROSBY, 2-- ROBERT V. DEUTSCH, 3--PATRICK A. GERSCHEL, 4--PETER GOLDBERG, 5--ROBERT H. KULLAS (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space below.)

*EXCEPTIONS ___________________________________________________________________

2. Approval of the Amended and Restated Certificate of Incorporation of Executive Risk Inc.
                                      FOR   [ ]    AGAINST    [ ]    ABSTAIN [ ]

3. Approval of the Executive Risk Inc. Performance Share Plan, as amended and restated.
                                      FOR   [ ]    AGAINST    [ ]    ABSTAIN [ ]

4. Approval of the Executive Risk Inc. Incentive Compensation Plan, as amended and restated.
                                      FOR   [ ]    AGAINST    [ ]    ABSTAIN [ ]

5. Approval of the Executive Risk Inc. Nonqualified Stock Option Plan, as amended and restated.
                                      FOR   [ ]    AGAINST    [ ]    ABSTAIN [ ]

6. Ratification of the appointment by the Board of Directors of Ernst & Young LLP as the Independent Auditors of the Corporation.
                                      FOR   [ ]    AGAINST    [ ]    ABSTAIN [ ]


                                       Please sign exactly as name
                                       appears to the left. Please
                                       sign in full corporate name by
                                       President or other authorized
                                       officer.

                                       Dated:__________________________, 1997

                                       ______________________________________
                                                              (Signature)